FEDERATED INTERNATIONAL SERIES, INC.
Federated International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 3, 2009

TO SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND, a portfolio of Federated International Series, Inc.

A special meeting of the shareholders of Federated International Equity Fund (“International Equity Fund”) will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561, at 2:00 p.m. (Eastern Time), on November 3, 2009, for the following purpose:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated International Leaders Fund (formerly, Federated International Value Fund) (“International Leaders Fund”), a portfolio of Federated World Investment Series, Inc., would acquire the assets of International Equity Fund in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund to be distributed prorata by International Equity Fund in complete liquidation and termination of International Equity Fund. If approved, the Reorganization would result in shareholders of International Equity Fund receiving shares in the International Leaders Fund in exchange for their shares in the International Equity Fund.

The Board of Directors has fixed August 20, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Directors,

John W. McGonigle
Secretary

August 28, 2009

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

AUGUST 28, 2009

Acquisition of the assets of
FEDERATED INTERNATIONAL EQUITY FUND
a portfolio of Federated International Series, Inc.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Class A, Class B Shares and Class C Shares of
FEDERATED INTERNATIONAL LEADERS FUND
(formerly, Federated International Value Fund)
a portfolio of Federated World Investment Series, Inc.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-341-7400

This Prospectus/Proxy Statement describes the proposal whereby Federated International Equity Fund (“International Equity Fund”), a portfolio of Federated International Series, Inc. (“International Series, Inc.”), would transfer its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to Federated International Leaders Fund (“International Leaders Fund”), a portfolio of Federated World Investment Series, Inc., in exchange (“Exchange”) for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund (“Reorganization”). Immediately following the Exchange, International Equity Fund will distribute the Class A Shares, Class B Shares and Class C Shares of International Leaders Fund pro rata to its shareholders in complete liquidation and dissolution of International Equity Fund. As a result of the Reorganization, each owner of International Equity Fund’s Class A Shares, Class B Shares and Class C Shares will become the owner of International Leaders Fund’s Class A Shares, Class B Shares and Class C Shares, respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in International Equity Fund on the date of the Reorganization (the “Closing Date”).

The Board of Directors of International Equity Fund (“Equity Board”) has determined that a reorganization of International Equity Fund is in the best interest of International Equity Fund and its shareholders and is recommending that shareholders of International Equity Fund approve the Reorganization.

The investment objective for International Equity Fund is to obtain a total return on its assets. The investment objective for International Leaders Fund is to provide long-term growth of capital. International Equity Fund and International Leaders Fund may each be referred to as a “Fund” and collectively the “Funds.” International Equity Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.  International Leaders Fund pursues its investment objective by investing primarily in a portfolio of equity securities issued by foreign companies that Federated Global Investment Management Corp., (the “Adviser”) has deemed as undervalued. The Adviser is the investment adviser for both Funds.   Effective July 1, 2009, Federated International Value Fund changed its name to Federated International Leaders Fund. In addition, it made certain revisions to its investment strategy and added a portfolio manager. These changes were also effective July 1, 2009.

For a comparison of the investment policies of the Funds, see “Summary -- Comparison of Investment Objectives, Policies and Limitations.” Information concerning the Class A Shares, Class B Shares and Class C Shares of International Equity Fund, as compared to the Class A Shares, Class B Shares and the Class C Shares of the International Leaders Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary -- Comparative Fee Tables” and “Information About the Reorganization -- Description of International Leaders Fund’s Share Classes and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before investing.  This Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A Shares, Class B Shares and Class C Shares of International Leaders Fund dated January 31, 2009, which is incorporated herein by reference.  A Statement of Additional Information for International Leaders Fund dated January 31, 2009 (related to International Leaders Fund’s Prospectus of the same date) as well as a Statement of Additional Information dated August 28, 2009 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  A Prospectus and Statement of Additional Information for International Equity Fund dated January 31, 2009 are also incorporated herein by reference.  Further information about International Leaders Fund’s performance is contained in its Annual Report for its fiscal year ended November 30, 2008 and its Semi-Annual Report for its semi-fiscal period ended May 31, 2009, which are incorporated herein by reference.  Further information about International Equity Fund’s performance is contained in its Annual Report for its fiscal year ended November 30, 2008 and its Semi-Annual Report for its semi-fiscal period ended May 31, 2009, which are incorporated herein by reference.  Copies of these materials and other information about International Leaders Fund and International Equity Fund may be obtained without charge by writing to or calling International Leaders Fund at the address and telephone number shown on the previous page.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/ PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF INTERNATIONAL LEADERS FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF INTERNATIONAL LEADERS FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN INTERNATIONAL LEADERS FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATION	1
CLOSING DATE	2
TAX CONSEQUENCES	2
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	4
COMPARISON OF PRINCIPAL RISKS	10
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	13
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS PORTFOLIO HOLDING DISCLOSURE POLICY	15
COMPARATIVE FEE TABLES	16
COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION	23
FINANCIAL HIGHLIGHTS	27
INVESTMENT ADVISER	35
PORTFOLIO MANAGER INFORMATION	35
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES	36
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE PLAN OF REORGANIZATION	38
COSTS OF THE REORGANIZATION	39
DESCRIPTION OF INTERNATIONAL LEADERS FUND’S SHARE CLASSES AND CAPITALIZATION	39
FEDERAL TAX CONSEQUENCES	40
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	41
INFORMATION ABOUT INTERNATIONAL LEADERS FUND AND INTERNATIONAL EQUITY FUND
WHERE TO FIND ADDITIONAL INFORMATION	46
LEGAL PROCEEDINGS	46
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	47
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	48
SHARE OWNERSHIP OF THE FUNDS	48
INTERESTS OF CERTAIN PERSONS	50
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	50
FORM OF AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)	A-1
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)	B-1

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.  A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. A copy of International Leaders Fund’s Management’s Discussion of Fund performance and a line graph showing performance as of the most recent fiscal year-end is attached to this Prospectus/Proxy Statement as Exhibit B.  The prospectus of the International Leaders Fund accompanies this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION

The Reorganization is being proposed to shareholders of International Equity Fund because (1) it will consolidate the number of international equity funds sponsored and distributed by subsidiaries of Federated Investors, Inc. (“Federated”); (2) it will offer shareholders of International Equity Fund a fund with stronger historical performance in four of the last five calendar years; and (3) International Equity Fund has experienced net outflows over the past three years. The Reorganization allows the investors in International Equity Fund access to a fund with anticipated lower net expenses, which take into account voluntary fee waivers, (though International Leaders Fund’s gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) and allows shareholders to continue to be invested in a diversified portfolio of primarily equity securities of companies based outside the United States.

The Adviser has advised the Equity Board that it believes that the Reorganization will result in current shareholders of International Equity Fund receiving shares in a more long-term viable fund. The Class A Shares, Class B Shares and Class C Shares of International Leaders Fund have a 4-star Morningstar rating while the Class A Shares, Class B Shares and Class C Shares of International Equity Fund have a 2-star Morningstar rating, both as of July 31, 2009. In addition, the proposed Reorganization would provide International Equity Fund shareholders with a continued investment in a diversified international portfolio (See “Summary - Comparison of Investment Objectives, Policies and Limitations” below), as well as anticipated lower net  expenses  which take into account voluntary fee waivers, (though International Leaders Fund’s gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) .

The Equity Board has voted to recommend to holders of shares of International Equity Fund the approval of the Plan, pursuant to which International Leaders Fund would acquire  the assets (except for deferred or prepaid expenses, which are not expected to be material in amount) of International Equity Fund in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund. Immediately following the Exchange, International Equity Fund will distribute the Class A Shares, Class B Shares and Class C Shares of International Leaders Fund received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares, respectively, in a complete liquidation and termination of International Equity Fund.  As a result of the Reorganization, each holder of Class A Shares, Class B Shares and Class C Shares of International Equity Fund will become the owner of Class A Shares, Class B Shares and Class C Shares of International Leaders Fund, respectively, in each case having a total net asset value equal to the total net asset value of his or her holdings in International Equity Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).  Following the consummation of the Reorganization, the International Series, Inc.  will amend its Articles of Incorporation to remove International Equity Fund as a series of International Series, Inc.

The Equity Board concluded to recommend to shareholders of International Equity Fund that they vote to approve the Plan.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), the Equity Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of International Equity Fund and its shareholders, and that the interests of existing International Equity Fund shareholders would not be diluted as a result of the Reorganization.

The Board of Directors of International Leaders Fund (“Leaders Board”) likewise approved the Reorganization on behalf of International Leaders Fund.  Pursuant to Rule 17a-8 under the 1940 Act, the Leaders Board, including a majority of the Directors who are not “interested persons,” determined that the Reorganization is in the best interest of International Leaders Fund and its shareholders, and that the interests of existing International Leaders Fund shareholders would not be diluted as a result of the Reorganization.

In considering the proposed Reorganization and reaching the above conclusions, the board of each Fund took into consideration a number of factors, including: (1) the compatibility of International Equity Fund’s and International Leaders Fund’s investment objectives, policies and limitations; (2) the potential greater long-term viability of International Leaders Fund based on its stronger performance record and sales; (3) that while the Funds would incur certain expenses in connection with the Reorganization, the Adviser or its affiliates, would be responsible for paying certain expenses of the Reorganization, (4) the fact that the Reorganization is expected to be “tax-free” for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect); (5) based on the fact that International Leaders Fund’s  net expenses, which take into account voluntary fee waivers, are lower than the net expenses of International Equity Fund (though International Leaders Fund’s gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) (See “Summary – Comparative Fee Tables” below) as well as the historically favorable past performance of International Leaders Fund.  The Equity Board considered the fact that a substantial portion of its securities will likely need to be sold prior to the Reorganization. The Leaders Board also considered that International Leaders Fund is expected to benefit from the increase in its assets resulting from the Reorganization which may result in lower gross expenses.

Cost of the Reorganization

International Equity Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $103,000 (however, existing voluntary waivers will ultimately reduce the expenses actually borne by the International Equity Fund and because of such waivers, the expenses charged to the International Equity Fund are not estimated to result in a reduction of net asset value).  The International Leaders Fund will pay registration fees on an as incurred basis. The Advisers will pay legal, accounting and other expenses related to the Reorganization, estimated to be $40,000.  Any brokerage charges associated with the purchase or disposition of portfolio securities by the International Equity Fund prior to the Reorganization will be borne by the International Equity Fund in an amount of up to approximately $225,000.

CLOSING DATE

If the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the Reorganization will be consummated at the close of business on November 13, 2009 or such other date(s) as the parties may agree in writing (the “Closing Date”).

TAX CONSEQUENCES

As a condition to the Reorganization, each Fund will each receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (“Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or International Equity Fund’s shareholders.  The aggregate tax basis of the International Leaders Fund Shares received by each of the International Equity Fund’s shareholders will be the same as the aggregate tax basis of the International Equity Fund Shares held by such shareholder immediately prior to the Reorganization.  International Equity Fund will make a taxable distribution to shareholders of any previously undistributed ordinary income and net realized capital gains (after reduction by any available capital loss carryforward) accumulated prior to the Reorganization.

The following table shows the unrealized gains, realized losses and capital loss carryforwards of each Fund. The unrealized and realized capital activity in the table are estimated amounts as of June 30, 2009 while the capital loss carryforwards are as of each fund’s most recent tax year end of November 30, 2008.

	Unrealized Gains	Realized Losses	Capital Loss Carryforwards
International Equity Fund	$ 1,581,000	($ 35,893,865)	($ 116,920,402)
International Leaders Fund	$ 1,956,477	($ 6,649,934)	($ 10,454,945)*
* Approximately 94% of this amount will expire in 2009.

 The utilization of any realized losses and capital loss carryforwards of the Funds generated prior to the Reorganization may be subject to limitations under the Code, including limitations that may be imposed as a result of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objective of International Leaders Fund is to provide long-term growth of capital, while the investment objective of International Equity Fund is to obtain a total return on its assets. However, International Equity Fund expects that changes in market value will comprise the largest component of its total return and accordingly the Adviser believes the investment objectives of the Funds are generally compatible.  Each Fund pursues its investment objective by investing primarily in companies based in foreign countries with mid to large market capitalizations. Each Fund has a different approach to selecting portfolio securities. The following information outlines each of the Fund’s approach to investing.

International Leaders Fund’s Approach to Investing

International Leaders Fund pursues its investment objective by investing primarily in a portfolio of equity securities of foreign companies. The Fund’s portfolio is managed using fundamental analysis and valuation disciplines. The Adviser expects that, normally, the Fund’s portfolio will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries.

The Fund’s approach is focused primarily on individual security selection across a range of foreign markets, using a “bottom up” portfolio construction approach. The Adviser actively manages the Fund’s portfolio seeking total returns over longer time periods in excess of the Fund’s benchmark index: the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE). The MSCI-EAFE is an unmanaged free float- adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The performance of International Leaders Fund should be evaluated against the MSCI-EAFE, or any other benchmark, over long periods of time. The volatility of world markets means that even small differences in time periods for comparison can have a substantial impact on returns. There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the MSCI-EAFE.

The Adviser’s process for selecting investments begins with the screening of the universe of available stocks to identify companies with those “value,” “quality” and “growth” characteristics that have shown significant positive correlation across stocks over time. These characteristics include, for example, relatively low price/book value or price/earnings ratios, relatively high dividend yields and relatively high return on assets and return on equity, relatively high operating margins and relatively high historical and forward EPS growth.

Screening is performed by market so that fundamentals are ranked relative to each individual market. After screening, the Adviser selects stocks through fundamental analysis of companies by skilled portfolio managers and research analysts because it believes this approach provides a greater opportunity for the Adviser’s expertise, experience and skill to create excess returns.

The Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company’s true value. The Adviser’s key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership, long-term growth prospects, and presence of a catalyst for higher market valuation. A company’s stock may be undervalued due to factors such as temporary earnings declines, investor indifference, a change in management, or unfavorable market or industry conditions.

The Adviser selects a stock based on its belief that over time the price at which the stock trades will rise as earnings grow and the company’s true value is recognized. The Adviser is free to seek relative value opportunities among markets and sectors. The Adviser also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to fundamental analysis.

The Adviser manages the portfolio’s exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.

International Equity Fund’s Approach to Investing:

International Equity Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

The Adviser actively manages International Equity Fund’s portfolio. The Adviser’s process for selecting investments is a combination of bottom-up stock selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis of companies by skilled portfolio managers while top-down analysis attempts to predict the impact of economic and market cycles.

The Adviser seeks to identify individual companies with the potential for investment return. The investment return could result from the Adviser’s view that a company has strong earnings growth potential, that a company is undervalued or based on generating income or the potential for income. International Equity Fund is not limited to investing according to any particular style, size of company, or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally International Equity Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

The Adviser selects stocks by attempting to evaluate the companies in International Equity Fund’s investment universe based on fundamental analysis of, and forecasting, their potential for future stock price appreciation. Key factors in this analysis are: evaluation of the quality of company management; industry position; financial strength; and expected future growth in earnings or cash flows. Before purchasing a stock, the Adviser weighs appreciation potential against market price to evaluate the stock’s potential compared to its current price.

The Adviser attempts to manage the risk of relative underperformance of the stocks of the growth companies it selects in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio’s exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk. In addition, even if these strategies are successful, International Equity Fund’s portfolio is expected to have a relatively high price volatility.

Investment Strategies Applicable to Both Funds:

Each Fund may invest in exchange-traded funds (ETFs) and use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

The Funds are not limited in the portion of their assets that they invest in foreign companies based in either developed markets or in emerging markets. Further, the Funds are not limited in the portion of their investments that are denominated in either foreign currency or in U.S. dollars. Each Fund may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices. The Funds may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy. From time to time, each Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Funds if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority, if not all, of the foreign securities in each Fund’s portfolio will not be hedged and will therefore remain subject to currency risk. The Funds may use derivative contracts and/or hybrid instruments to implement elements of their investment strategies. For example, the Funds may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid.

Investment Limitations

Each Fund has certain fundamental investment limitations which may not be changed without shareholder approval.  The limitations of International Leaders Fund are substantially similar to those of International Equity Fund. Nonetheless, there are differences in the Funds’ limitations regarding concentration of their investments. The following chart compares the fundamental investment limitations of International Equity Fund and International Leaders Fund.

INVESTMENT LIMITATIONS
International Equity Fund	International Leaders Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.	Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same
Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (fundamental) Same
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under the circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental) Same
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the financial services industries. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
As a matter of non-fundamental policy, the Fund does not intend to concentrate its investments in a financial services industry.

In addition, each Fund has non-fundamental limitations (which may be changed by the Board without shareholder approval). The following chart compares the non-fundamental investment limitations of International Equity Fund and International Leaders Fund.

INVESTMENT LIMITATIONS
International Equity Fund	International Leaders Fund
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Purchases on Margin (non-fundamental) Same
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
.

Pledging Assets (non-fundamental) Same
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days if immediately after, and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Illiquid Securities (non-fundamental) Same
Portfolio Turnover (non-fundamental)
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund’s investment objective. Portfolio securities will be sold when the Adviser believes it is appropriate, regardless of how long those securities have been held. For the fiscal years ended November 30, 2008 and 2007, the portfolio turnover rates were 187% and 110%, respectively.
International Leaders Fund does not have a similar policy.

COMPARISON OF PRINCIPAL RISKS

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in either Fund.  The primary risks that may reduce the returns of International Equity Fund and International Leaders Fund include:

Principal Risks
International Equity Fund	International Leaders Fund
Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.	Stock Market Risks. Same
Risks of Foreign Investing.
Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
.

Risks of Foreign Investing. Same
Currency Risks.
Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
Currency Risks. Same
Sector Risks.
Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Sector Risks. Same
International Equity Fund does not disclose a similar risk in its prospectus.
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

Emerging Markets Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
Emerging Markets Risk. Same
Risks Related to Investing for Growth. The growth stocks in which the Fund may invest are typically more volatile than traditional value stocks and may depend more on price changes than dividend returns.
International Leaders Fund does not disclose a similar risk in its prospectus.
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by risks of foreign investing than would otherwise be the case.
International Leaders Fund does not disclose a similar risk in its prospectus.
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
Custodial Services and Related Investment Costs. Same
Risks of Investing in Derivative Contracts. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. .Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as credit, liquidity and leverage risks.
Risks of Investing in Derivative Contracts. Same
Leverage Risks. The derivative contracts in which the Fund may invest may be subject to leverage risks. Leverage risk is when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
Leverage Risks. Same
Liquidity Risks. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Liquidity Risks. Same
Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Credit Risks. Same
Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of any ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Exchange-Traded Funds Risks. Same

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company.  Procedures for the purchase, exchange, and redemption of International Leaders Fund’s Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of International Equity Fund’s Shares.  Reference is made to the prospectus of International Leaders Fund and the prospectus of International Equity Fund, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to International Leaders Fund’s shares and International Equity Fund’s shares, respectively.  Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to both International Leaders Fund’s and International Equity Fund’s Shares.

Purchases

You can purchase, redeem or exchange Shares of either Fund any day the New York Stock Exchange (NYSE) is open.  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Funds’ distributor, Federated Securities Corp., markets the Funds’ Shares to institutions or to individuals, directly or through financial intermediaries. Each Fund reserves the right to reject any request to purchase or exchange shares.

Purchasers of both Funds’ Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million.  The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund’s prospectus for its Class A Shares.  For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. Holders of Class A Shares of International Equity Fund will not incur a sales load on the Class A Shares of International Leaders Fund received in the Reorganization. Any future purchases of Class A Shares will be subject to a sales load unless an applicable waiver applies.

Purchases of both Funds’ Class B Shares incur a contingent deferred sales charge of up to 5.50%. The deferred sales charges are subject to certain reductions and waivers which are identical for each Fund and are described in each Fund’s prospectus of its Class B Shares. After Class B Shares have been held for eight years from the date of purchase they will automatically convert to Class A Shares on or about the last day of the following month. The Class B Shares of International Leaders Fund received by holders of the Class B Shares of International Equity Fund in the Reorganization will include the time period in which Class B Shares were held in International Equity Fund.

Purchases of both Funds’ Class C Shares incur a contingent deferred sales charge of up to 1.00%. The deferred sales charges are subject to certain reductions and waivers which are identical for each Fund and are described in each Fund’s prospectus of its Class C Shares. The Class C Shares of International Leaders Fund received by holders of the Class C Shares of International Equity Fund in the Reorganization will include the time period in which Class C Shares were held in International Equity Fund.

 Each Fund’s minimum initial and subsequent investment amounts are the same. The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in either Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Subsequent Investment Minimum	Front-End Sales Charge	Contingent Deferred Sales Charge
International Equity Fund - Class A Shares	$1,500	$100	$50	5.50%	0.00%
International Leaders Fund -Class A Shares	$1,500	$100	$50	5.50%	0.00%
International Equity Fund- Class B Shares	$1,500	$100	$50	None	5.50%
International Leaders Fund -Class B Shares	$1,500	$100	$50	None	5.50%
International Equity Fund- Class C Shares	$1,500	$100	$50	None	1.00%
International Leaders Fund -Class C Shares	$1,500	$100	$50	None	1.00%

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange:  Shareholders may purchase through an exchange from the same class of another Federated fund.  You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH):  Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) all classes can purchase shares by using the Systematic Investment Program (SIP).

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. If the Shares are redeemed or exchanged within 30 days of purchase, a 2% redemption/exchange fee will be charged.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY

Dividends and Distributions

Both Funds declare and pay any dividends annually to shareholders.  In addition, both Funds pay any capital gains at least annually.  Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.

Tax Information

It is anticipated that International Leaders Fund’s distributions are expected to be both ordinary income and capital gain dividends. International Equity Fund’s distributions, if any, are expected to be primarily capital gain dividends.  Each Fund’s distributions of dividends  are taxable to you whether paid in cash or reinvested in the Fund. Ordinary income dividends are taxable at different rates depending on the source of dividend income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Frequent Trading

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com or by contacting the Funds at 1-800-341-7400.

COMPARATIVE FEE TABLES

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class A Shares of  Federated International Equity Fund based on its most recent semi-annual shareholder report dated May 31, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class A Shares of  Federated International Leaders Fund based on its most recent semi-annual shareholder report dated May 31, 2009; and  (3)  the proforma fees and expenses of Class A Shares of Federated International Leaders Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated International Equity Fund- Class A Shares	Federated International Leaders Fund – Class A Shares	Federated International Leaders Fund – Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reductions)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.00%3	1.00%4	1.00%4
Distribution (12b-1) Fee	None	0.25%5	0.25%5
Other Expenses	1.26%6	1.37%7	1.14%7
Acquired Fund Fees and Expenses8	0.01%	0.02%	0.02%
Total Direct and Acquired Annual Fund Operating Expenses	2.27%	2.64%9	2.41%9
1 The redemption fee is imposed upon the redemptions of shares within 30 days or purchase.
2 With respect to Federated International Equity Fund, Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the percentages are based on actual expenses for the entire six months ended May 31, 2009.  However, the rate at which expenses are accrued during the six months may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated International Equity Fund, although not contractually obligated to do so, the Adviser and administrator waived/reimbursed and the shareholder services provider did not charge certain amounts.  These are shown below along with the net expenses Federated International Equity Fund actually paid for the six months ended May 31, 2009.  With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived/reimbursed and the distributor did not charge certain amounts.  These are shown below along with the net expenses Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined actually paid for the six months ended May 31, 2009.

Total Waivers, Reimbursemenst and Reductions of Fund Expenses	0.35%	0.87%	0.64%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers, reimbursements and reductions)	1.92%10	1.77%11	1.77%
3  With respect to Federated International Equity Fund, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by the Federated International Equity Fund (after the voluntary waiver/reimbursement) was 0.70% for the six months ended May 31, 2009.

4With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver/reimbursement) was 0.45% and 0.64%, respectively, for the six months ended May 31, 2009.

5    With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the distributor did not charge and, therefore, the Fund’s Class A Shares did not accrue its fee.  The distributor can terminate this reduction at any time.  The distribution (12b-1) fee paid by the Funds’ Class A Shares (after the reduction) was 0.00% for the six months ended May 31, 2009.

6  With respect to Federated International Equity Fund, includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the shareholder services provider did not charge, and therefore the Fund’s Class A Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Class A Shares of Federated International Equity Fund (after the voluntary waiver and reduction) was 1.21% for the six months ended May 31. 2009.

7With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  Total other expenses paid by the Class A Shares of Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver) were 1.30% and 1.11%, respectively, for the six months ended May 31, 2009.

8  The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds is based upon the average allocation of the Funds’ investment in the acquired funds and upon the actual total operating expense of the acquired funds from their most recent shareholder reports (including current waivers and expense limitations) for the six months ended May 31, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

9    With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds’ Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.80% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

10  Effective May 1, 2009, the voluntary waivers for Federated International Equity Fund’s Class A Shares were decreased, and accordingly, net expenses were increased.  Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers, reimbursement and reduction) is expected to be 2.05% for the fiscal year ending November 30, 2009.

11  Effective February 1, 2009, the voluntary waivers for Federated International Leaders Fund’s Class A Shares were decreased, and accordingly, net expenses were increased.  Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers, reimbursement and reduction) is expected to be 1.80% for the fiscal year ending November 30, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers, reimbursements and reductions as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated International Equity Fund, Class A Shares:
Expenses assuming redemption	$767	$1,220	$1,698	$3,012
Expenses assuming no redemption	$767	$1,220	$1,698	$3,012
Federated International Leaders Fund, Class A Shares:
Expenses assuming redemption	$802	$1,325	$1,873	$3,360
Expenses assuming no redemption	$802	$1,325	$1,873	$3,360
Federated International Leaders Fund, Pro Forma Combined Class A Shares:
Expenses assuming redemption	$781	$1,260	$1,765	$3,145
Expenses assuming no redemption	$781	$1,260	$1,765	$3,145

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class B Shares of  Federated International Equity Fund based on its most recent semi-annual shareholder report dated May 31, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class B Shares of  Federated International Leaders Fund based on its most recent semi-annual shareholder report dated May 31, 2009; and  (3)  the proforma fees and expenses of Class B Shares of Federated International Leaders Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal  year).

Shareholder Fees	Federated International Equity Fund- Class B Shares	Federated International Leaders Fund – Class B Shares	Federated International Leaders Fund – Class B Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.00%3	1.00%4	1.00%4
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	1.26%5	1.37%6	1.13%6
Acquired Fund Fees and Expenses7	0.01%	0.02%	0.02%
Total Direct and Acquired Annual Fund Operating Expenses	3.02%8	3.14%8,9	2.90%8,9
1 The redemption fee is imposed upon the redemptions of shares within 30 days or purchase.
2 With respect to Federated International Equity Fund, Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the percentages are based on actual expenses for the entire six months ended May 31, 2009.  However, the rate at which expenses are accrued during the six months may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated International Equity Fund, although not contractually obligated to do so, the Adviser and administrator waived/reimbursed certain amounts.  These are shown below along with the net expenses Federated International Equity Fund actually paid for the six months ended May 31, 2009.  With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser, and administrator waived/reimbursed certain amounts.  These are shown below along with the net expenses Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined actually paid for the six months ended May 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	0.34%	0.63%	0.39%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursements)	2.68%10	2.51%11	2.51%
3  With respect to Federated International Equity Fund, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by the Federated International Equity Fund (after the voluntary waiver/reimbursement) was 0.70% for the six months ended May 31, 2009.

4With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver/reimbursement) was 0.45% and 0.64%, respectively, for the six months ended May 31, 2009.

5 With respect to Federated International Equity Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  Total other expenses paid by Federated International Leaders Fund’s Class B Shares (after the voluntary waiver) was 1.22% for the six months ended May 31, 2009.

6With respect to Federated International Leaders Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  Total other expenses paid by Class B Shares of Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver) were 1.29% and 1.10%, respectively, for the six months ended May 31, 2009.

7  The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds is based upon the average allocation of the Funds’ investment in the acquired funds and upon the actual total operating expense of the acquired funds from their most recent shareholder reports (including current waivers and expense limitations) for the six months ended May 31, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

8    After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.

9    With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds’ Class B Shares (after the voluntary waivers and reimbursements) will not exceed 2.55% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

10   Effective May 1, 2009, the voluntary waivers for Federated International Equity Fund’s Class B Shares were decreased, and accordingly, net    expenses were increased.  Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers and reimbursement) is expected to be 2.80% for the fiscal year ending November 30, 2009.

11   Effective February 1, 2009, the voluntary waivers for Federated International Leaders Fund’s Class B Shares were decreased, and accordingly, net expenses were increased.  Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers and reimbursement) is expected to be 2.55% for the fiscal year ending November 30, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and reimbursements as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated International Equity Fund, Class B Shares:
Expenses assuming redemption	$855	$1,333	$1,787	$3,162
Expenses assuming no redemption	$305	$ 933	$1,587	$3,162
Federated International Leaders Fund, Class B Shares:
Expenses assuming redemption	$867	$1,369	$1,845	$3,333
Expenses assuming no redemption	$317	$ 968	$1,645	$3,333
Federated International Leaders Fund, Pro Forma Combined Class B Shares:
Expenses assuming redemption	$843	$1,298	$1,728	$3,108
Expenses assuming no redemption	$293	$ 898	$1,528	$3,108

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class C Shares of  Federated International Equity Fund based on its most recent semi-annual shareholder report dated May 31, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class C Shares of  Federated International Leaders Fund based on its most recent semi-annual shareholder report dated May 31, 2009; and  (3)  the proforma fees and expenses of Class C Shares of Federated International Leaders Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated International Equity Fund- Class C Shares	Federated International Leaders Fund – Class C Shares	Federated International Leaders Fund – Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.00%3	1.00%4	1.00%4
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	1.26%5	1.37%6	1.14%6
Acquired Fund Fees and Expenses7	0.01%	0.02%	0.02%
Total Direct and Acquired Annual Fund Operating Expenses	3.02%	3.14%8	2.91%8
1 The redemption fee is imposed upon the redemptions of shares within 30 days or purchase.
2 With respect to Federated International Equity Fund, Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the percentages are based on actual expenses for the entire six months ended May 31, 2009. However, the rate at which expenses are accrued during the six months may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated International Equity Fund, although not contractually obligated to do so, the Adviser and administrator waived/reimbursed certain amounts.  These are shown below along with the net expenses Federated International Equity Fund actually paid for the six months ended May 31, 2009.  With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser, administrator, distributor and shareholder services provider waived/reimbursed and/or did not charge certain amounts.  These are shown below along with the net expenses Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined actually paid for the six months ended May 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	0.34%	0.62%	0.39%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursements)	2.68%9	2.52%10	2.52%
3  With respect to Federated International Equity Fund, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by the Federated International Equity Fund (after the voluntary waiver/reimbursement) was 0.70% for the six months ended May 31, 2009.

4With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver/reimbursement) was 0.45% and 0.64%, respectively, for the six months ended May 31, 2009.

5 With respect to Federated International Equity Fund, includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  Total other expenses paid by Federated International Leaders Fund’s Class C Shares (after the voluntary waiver) was 1.22% for the six months ended May 31, 2009.

6With respect to Federated International Leaders Fund, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  Total other expenses paid by Class C Shares of Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined (after the voluntary waiver) were 1.30% and 1.11%, respectively, for the six months ended May 31, 2009.

7  The Funds’ shareholders indirectly bear the expenses of the acquired funds in which the Funds invest.  The Funds’ indirect expenses from investing in the acquired funds is based upon the average allocation of the Funds’ investment in the acquired funds and upon the actual total operating expense of the acquired funds from their most recent shareholder reports (including current waivers and expense limitations) for the six months ended May 31, 2009.  Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Funds’ assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

8    With respect to Federated International Leaders Fund and Federated International Leaders Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds’ Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.55% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

9   Effective May 1, 2009, the voluntary waivers for Federated International Equity Fund’s Class C Shares were decreased, and accordingly, net expenses were increased.  Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers and reimbursement) is expected to be 2.80% for the fiscal year ending November 30, 2009.

10  Effective February 1, 2009, the voluntary waivers for Federated International Leaders Fund’s Class C Shares were decreased, and accordingly, net expenses were increased.  Total anticipated direct and acquired annual fund operating expenses (after anticipated waivers and reimbursement) is expected to be 2.55% for the fiscal year ending November 30, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and reimbursements as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated International Equity Fund, Class C Shares:
Expenses assuming redemption	$405	$933	$1,587	$3,337
Expenses assuming no redemption	$305	$933	$1,587	$3,337
Federated International Leaders Fund, Class C Shares:
Expenses assuming redemption	$417	$969	$1,645	$3,448
Expenses assuming no redemption	$317	$969	$1,645	$3,448
Federated International Leaders Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$394	$901	$1,533	$3,233
Expenses assuming no redemption	$294	$901	$1,533	$3,233

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

Federated International Equity Fund

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Fund as of the calendar year-end for ten years.

The ‘y’ axis reflects the “% Total Return” beginning with “-60%” and increasing in increments of 20% up to 80%.

The ‘x’ axis represents calculation period for the calendar years 1999 through 2008.  The chart features ten distinct vertical bar, shaded in black, and visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar, for the calendar years 1999 through 2008.  The percentages noted are 78.36%, -26.25%, -28.90, -23.57%, 33.96%, 14.08%, 8.0%3, 17.96%, 9.87%, and -45.76%.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 11.07%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 55.35% (quarter ended December 31, 1999). Its lowest quarterly return was (23.70)% (quarter ended September 30, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index (MSCI-EAFE GI), a broad based market index. The MSCI-EAFE GI is a subset of the MSCI-EAFE Index designed to measure developed market equity performance, excluding the United States and Canada. The MSCI-EAFE GI measures developed market securities classified as growth by MSCI. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(For the Periods Ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	(48.73)%	(3.60)%	(2.24)%
Return After Taxes on Distributions1	(48.73)%	(3.56)%	(2.77)%
Return After Taxes on Distributions and Sale of Fund Shares1	(31.68)%	(2.97)%	(1.98)%
Class B Shares:
Return Before Taxes	(49.11)%	(3.66)%	(2.30)%
Class C Shares:
Return Before Taxes	(46.66)%	(3.26)%	(2.43)%
MSCI-EAFE GI	(42.70)%	1.43%	(1.30)%
1
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Federated International Leaders Fund

 Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Fund changed its investment strategy on September 4, 2003. Until that time, the Fund invested primarily in securities of companies in the financial services industry. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Fund as of the calendar year-end for ten years.

The ‘y’ axis reflects the “% Total Return” beginning with “-50%” and increasing in increments of 10% up to 50%.

The ‘x’ axis represents calculation period for the calendar years 1999 through 2008.  The chart features ten distinct vertical bar, shaded in black, and visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar, for the calendar years 1999 through 2008.  The percentages noted are 11.03%, 22.48%, -2.99% -19.68%, 34.54%, 14.76%, 14.12%, 27.68%, 8.64%, -41.68%.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 12.91%.

 Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 23.78% (quarter ended June 30, 2003). Its lowest quarterly return was (23.87)% (quarter ended December 31, 2008).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table shows the Fund's total returns relative to the MSCI-EAFE Value, a broad-based market index. The MSCI-EAFE Value is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. Index returns do not reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

 (For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	(44.90)%	0.07%	3.65%
Return After Taxes on Distributions1	(45.34)%	(0.14)%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares1	(29.19)%	0.12%	3.09%
Class B Shares:
Return Before Taxes	(45.26)%	0.05%	3.60%
Class C Shares:
Return Before Taxes	(42.68)%	0.45%	3.48%
MSCI-EAFE Value	(44.09)%	1.79%	2.72%

1
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Management Discussion of Fund Performance

Attached as Exhibit B to this Prospectus/Proxy Statement is the Management's Discussion of Fund Performance and a line graph for the most recent fiscal year for International Leaders Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand Federated International Equity Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Federated International Equity Fund

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended November 30,
	5/31/2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$12.68		$25.75		$22.36		$18.10		$16.97		$14.51
Income From Investment Operations:
Net investment income (loss)	0.11	1	0.02	1	0.13	1	(0.04	)1	0.07	1	(0.03	)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.64		(13.04)		3.22		4.30		1.06		2.50
TOTAL FROM INVESTMENT OPERATIONS	2.75		(13.02)		3.35		4.26		1.13		2.47
Less Distributions:
Distributions from net investment income	—-		(0.05)		—-		—-		—-		(0.01)
Redemption Fees	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2
Regulatory Settlement Proceeds	—		0.00	2	0.04	3	—		—		—
Net Asset Value, End of Period	$15.43		$12.68		$25.75		$22.36		$18.10		$16.97
Total Return4	21.69%		(50.66)%		15.16	%3	23.54%		6.66	%5	17.02	%6

Ratios to Average Net Assets:
Net expenses	1.91	%7	1.87%		1.73%		1.73%		1.71	%8	1.82	%8
Net investment income (loss)	1.73	%7	0.07%		0.52%		(0.20)%		0.42%		(0.19)%
Expense waiver/reimbursement9	0.34	%7	0.03%		0.00	%10	0.00	%10	0.05%		0.00	%10
Supplemental Data:
Net assets, end of period (000 omitted)	$94,147		$83,122		$188,119		$197,189		$194,192		$219,439
Portfolio turnover	66%		187%		110%		79%		113%		74%
1    Per share numbers have been calculated using the average shares method.

2    Represents less than $0.01.

3    During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.18% on the total return.

4    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5    During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.06% on the total return.

6    During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

7    Computed on an annualized basis.

8    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.71% and 1.82% for the years ended November 30, 2005 and 2004, respectively, after taking into account these expense reductions.

9    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

10           Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended November 30,
	5/31/2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$11.20		$22.87		$20.02		$16.33		$15.44		$13.30
Income From Investment Operations:
Net investment income (loss)	0.05	1	(0.14	)1	(0.06	)1	(0.18	)1	(0.06	)1	(0.14	)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.32		(11.54)		2.87		3.87		0.95		2.28
TOTAL FROM INVESTMENT OPERATIONS	2.37		(11.68)		2.81		3.69		0.89		2.14
Redemption Fees	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2
Regulatory Settlement Proceeds	—		0.01	3	0.04	3	—		—		—
Net Asset Value, End of Period	$13.57		$11.20		$22.87		$20.02		$16.33		$15.44
Total Return4	21.16%		(51.03	)%3	14.24	%3	22.60%		5.76%		16.09%

Ratios to Average Net Assets:
Net expenses	2.67	%5	2.63%		2.50%		2.49%		2.52	%6	2.57	%6
Net investment income (loss)	0.84	%5	(0.72)%		(0.26)%		(0.95)%		(0.39)%		(0.95)%
Expense waiver/reimbursement7	0.34	%5	0.03%		0.00	%8	0.00	%8	0.00	%8	0.00	%8
Supplemental Data:
Net assets, end of period (000 omitted)	$5,687		$6,088		$25,970		$32,784		$34,732		$39,549
Portfolio turnover	66%		187%		110%		79%		113%		74%

1    Per share numbers have been calculated using the average shares method.

2    Represents less than $0.01.

3    During the years ended November 30, 2008 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.01% and 0.20%, respectively, on the total return (See Notes to Financial Statements, Note 10).

4    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5    Computed on an annualized basis.

6    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.52% and 2.57% for the years ended November 30, 2005 and 2004, respectively, after taking into account these expense reductions.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8    Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended November 30,
	5/31/2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$11.05		$22.55		$19.74		$16.10		$15.24		$13.12
Income From Investment Operations:
Net investment income (loss)	0.05	1	(0.13	)1	(0.06	)1	(0.18	)1	(0.06	)1	(0.13	)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.29		(11.37)		2.83		3.82		0.92		2.25
TOTAL FROM INVESTMENT OPERATIONS	2.34		(11.50)		2.77		3.64		0.86		2.12
Redemption Fees	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2
Regulatory Settlement Proceeds	—		0.00	2	0.04	3	—		—		—
Net Asset Value, End of Period	$13.39		$11.05		$22.55		$19.74		$16.10		$15.24
Total Return4	21.18%		(51.00)%		14.24	%3	22.61%		5.64%		16.16%
Ratios to Average Net Assets:
Net expenses	2.67	%5	2.63%		2.50%		2.49%		2.52	%6	2.57	%6
Net investment income (loss)	0.94	%5	(0.69)%		(0.27)%		(0.96)%		(0.38)%		(0.98)%
Expense waiver/reimbursement7	0.34	%5	0.03%		0.00	%8	0.00	%8	0.00	%8	0.00	%8
Supplemental Data:
Net assets, end of period (000 omitted)	$25,146		$23,632		$63,440		$65,796		$58,892		$64,211
Portfolio turnover	66%		187%		110%		79%		113%		74%

1    Per share numbers have been calculated using the average shares method.

2    Represents less than $0.01.

3    During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.20% on the total return.

4    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5    Computed on an annualized basis.

6    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.52% and 2.57% for the years ended November 30, 2005 and 2004, respectively, after taking into account these expense reductions.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8    Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Federated International Leaders Fund

The Financial Highlights will help you understand Federated International Leaders Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights–Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended November 30,
	5/31/2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$13.97		$26.04		$23.49		$18.22		$16.33		$15.44
Income From Investment Operations:
Net investment income (loss)	0.20	1	0.32	1	0.21	1	0.53	1	0.11	1	(0.08	)1
Net realized and unrealized gain (loss)on investments and foreign currency transactions	2.78		(12.22)		2.82		4.83		2.10		2.49
TOTAL FROM INVESTMENT OPERATIONS	2.98		(11.90)		3.03		5.36		2.21		2.41
Less Distributions:
Distributions from net investment income	(0.34)		(0.17)		(0.48)		(0.09)		—-		—-
Distributions from net realized gain on investments and foreign currency transactions	—-		—-		—-		—-		(0.32)		(1.52)
TOTAL DISTRIBUTIONS	(0.34)		(0.17)		(0.48)		(0.09)		(0.32)		(1.52)
Redemption Fees	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2
Net Asset Value, End of Period	$16.61		$13.97		$26.04		$23.49		$18.22		$16.33
Total Return3	21.72%		(46.00)%		13.09%		29.51%		13.71%		16.73	%4

Ratios to Average Net Assets:
Net expenses	1.75	%5	1.65%		1.65%		1.65%		1.95	%6	2.47%
Net investment income (loss)	2.98	%5	1.45%		0.83%		2.54%		0.65%		(0.54)%
Expense waiver/reimbursement7	0.62	%5	0.25%		0.08%		0.20%		0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$56,046		$51,749		$115,052		$86,655		$51,204		$41,732
Portfolio turnover	16%		3%		12%		8%		28%		56%
1    Per share numbers have been calculated using the average shares method.

2    Represents less than $0.01.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

4    During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

5    Computed on an annualized basis.

6    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.95% for the year ended November 30, 2005 after taking into account this expense reduction.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights–Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended November 30,
	5/31/2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$13.12		$24.49		$22.14		$17.22		$15.56		$14.89
Income From Investment Operations:
Net investment income (loss)	0.12	1	0.13	1	0.02	1	0.36	1	(0.02	)1	(0.18	)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.65		(11.50)		2.66		4.56		2.00		2.37
TOTAL FROM INVESTMENT OPERATIONS	2.77		(11.37)		2.68		4.92		1.98		2.19
Less Distributions:
Distributions from net investment income	(0.12)		—-		(0.33)		—-		—-		—-
Distributions from net realized gain on investments and foreign currency transactions	—-		—-		—-		—-		(0.32)		(1.52)
TOTAL DISTRIBUTIONS	(0.12)		—-		(0.33)		—-		(0.32)		(1.52)
Redemption Fees	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2
Net Asset Value, End of Period	$15.77		$13.12		$24.49		$22.14		$17.22		$15.56
Total Return3	21.27%		(46.43)%		12.23%		28.57%		12.89%		15.78	%4

Ratios to Average Net Assets:
Net expenses	2.49	%5	2.40%		2.40%		2.40%		2.70	%6	3.22%
Net investment income (loss)	1.87	%5	0.64%		0.06%		1.80%		(0.12)%		(1.27)%
Expense waiver/reimbursement7	0.63	%5	0.23%		0.08%		0.20%		0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,151		$12,837		$46,055		$46,604		$34,834		$35,867
Portfolio turnover	16%		3%		12%		8%		28%		56%
1    Per share numbers have been calculated using the average shares method.

2    Represents less than $0.01.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

4    During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5    Computed on an annualized basis.

6    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account this expense reduction.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights–Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended November 30,
	5/31/2009		2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period:	$13.15		$24.55		$22.20		$17.27		$15.60		$14.92
Income From Investment Operations:
Net investment income (loss)	0.14	1	0.14	1	0.02	1	0.36	1	(0.01	)1	(0.18	)1
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.63		(11.54)		2.67		4.57		2.00		2.38
TOTAL FROM INVESTMENT OPERATIONS	2.77		(11.40)		2.69		4.93		1.99		2.20
Less Distributions:
Distributions from net investment income	(0.16)		—-		(0.34)		—-		—-		—-
Distributions from net realized gain on investments and foreign currency transactions	—-		—-		—-		—-		(0.32)		(1.52)
TOTAL DISTRIBUTIONS	(0.16)		—-		(0.34)		—-		(0.32)		(1.52)
Redemption Fees	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2	0.00	2
Net Asset Value, End of Period	$15.76		$13.15		$24.55		$22.20		$17.27		$15.60
Total Return3	21.28%		(46.44)%		12.27%		28.55%		12.92%		15.82	%4

Ratios to Average Net Assets:
Net expenses	2.50	%5	2.39%		2.39%		2.40%		2.70	%6	3.22%
Net investment income (loss)	2.24	%5	0.68%		0.09%		1.82%		(0.06)%		(1.26)%
Expense waiver/reimbursement7	0.62	%5	0.24%		0.08%		0.20%		0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,988		$5,474		$14,662		$11,911		$7,455		$5,498
Portfolio turnover	16%		3%		12%		8%		28%		56%
1    Per share numbers have been calculated using the average shares method.

2    Represents less than $0.01.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

4    During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5    Computed on an annualized basis.

6    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account this expense reduction.

7    This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

INVESTMENT ADVISER

The investment adviser for both Funds is Federated Global Investment Management Corp. (previously defined as the “Adviser”). The Board of each Fund selects and oversees the Adviser.  The Adviser manages the Funds’ assets, including buying and selling portfolio securities.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

PORTFOLIO MANAGER INFORMATION

International Equity Fund

The following individual serves as portfolio manager for International Equity Fund:

Richard Winkowski

Richard Winkowski has been the Fund’s Portfolio Manager since January 2003. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund’s Adviser in July 1999 and became a Vice President of the Fund’s Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

International Leaders Fund

The following individuals serve as portfolio managers for International Leaders Fund:

Marc Halperin

Marc Halperin joined the Fund’s Adviser as a Portfolio Manager and a Vice President in 1998 and has been a Portfolio Manager of the Fund since September 1998. Mr. Halperin served as Associate Director/Portfolio Manager at UOB Asset Management from 1996 through August 1998. From 1993 through 1995, Mr. Halperin was Vice President, Asian Equities, at Massachusetts Financial Services Co. Mr. Halperin earned his M.A. with a major in Municipal Finance from the University of Illinois.

Richard Winkowski

Richard Winkowski has been the Fund’s Portfolio Manager since July 2009. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund’s Adviser in July 1999 and became a Vice President of the Fund’s Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

Investment Advisory Fees

The Adviser receives an annual investment advisory fee of 1.00% average daily net assets of both Funds.  A discussion of the Board’s review of each Fund’s investment advisory contract is available in its Annual Report dated November 30, 2008 and in its Semi-Annual Report dated May 31, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to International Equity Fund and International Leaders Fund  and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fee.

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

Service Fees

Either Fund may pay a Service Fee of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Services Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Account Administration Fees

The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Rule 12b-1 Fees

Both Funds have adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% of average net assets on International Leaders Fund’s Class A Shares and 0.75% of average net assets of each  Fund’s Class B and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the of the applicable shares. Class A Shares of International Equity Fund does not have a Rule 12b-1 fee. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts.  If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds’ shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectuses and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after November 13, 2009.  On the Closing Date, all of the assets except for certain deferred or prepaid expenses which are not expected to be material in amount of International Equity Fund will be transferred to International Leaders Fund.  In exchange for the transfer of these assets, International Leaders Fund will simultaneously issue to International Equity Fund a number of full and fractional Class A Shares, Class B Shares and Class C Shares of International Leaders Fund equal in value to the aggregate NAV of the Class A, Class B Shares and Class C Shares, respectively, of International Equity Fund calculated as of 4:00 p.m. on the Closing Date.

The value of International Equity Fund’s assets to be acquired by International Leaders Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in International Leaders Fund’s Articles of Incorporation and its current Prospectus and SAI, or such other valuation procedures as International Equity Fund and International Leaders Fund shall mutually agree.  Each Fund’s valuation procedures are the same; for example, the Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). If prices are not available from an independent pricing service, securities traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security as provided by an investment dealer or other financial institution that deals in the security.

International Equity Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund, International Equity Fund will distribute the Class A Shares, Class B Shares and Class C Shares of International Leaders Fund pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares, of International Equity Fund, respectively, in complete liquidation of International Equity Fund.  Shareholders of International Equity Fund owning shares at the closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class B Shares and Class C Shares, respectively, of International Leaders Fund with the same aggregate value as the shareholder had in International Equity Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of International Equity Fund’s shareholders on the share records of International Leaders Fund’s transfer agent. International Leaders Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, International Equity Fund will then be terminated. International Series, Inc. will amend its Articles of Incorporation to remove International Equity Fund as a series of the International Series, Inc.

The transfer of shareholder accounts from International Equity Fund to International Leaders Fund will occur automatically.  It is not necessary for International Equity Fund shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by International Equity Fund’s shareholders; and (ii) the receipt of an opinion to the effect that the Reorganization will be tax-free to International Equity Fund, its shareholders and International Leaders Fund.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board’s determine that the Reorganization is not in the best interest of the shareholders of International Equity Fund or International Leaders Fund, respectively.

COSTS OF THE REORGANIZATION

The expenses of the Reorganization will be paid by the International Equity Fund, the International Leaders Fund, the Adviser or its affiliates.  Reorganization expenses include expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs. International Equity Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $103,000 (however, existing voluntary waivers will ultimately reduce the expenses actually borne by the International Equity Fund and because of such waivers, the expenses charged to the International Equity Fund are not estimated to result in a reduction of net asset value).  The International Leaders Fund will pay registration fees on an as incurred basis. The Adviser will pay legal, accounting and other expenses related to the Reorganization, estimated to be $40,000.  Any brokerage charges associated with the purchase or disposition of portfolio securities by the International Equity Fund prior to the Reorganization will be borne by the International Equity Fund in an amount of up to approximately $225,000.

 The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Exhibit A.

DESCRIPTION OF INTERNATIONAL LEADERS FUND’S SHARE CLASSES AND CAPITALIZATION

Class A Shares, Class B Shares and Class C Shares of International Leaders Fund to be issued to shareholders of International Equity Fund’s Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the prospectus of International Leaders Fund provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of International Leaders Fund.

The following tables sets forth the unaudited capitalization of International Equity Fund’s and International Leaders Fund’s Class A Shares, Class B Shares and Class C Shares as of May 31, 2009 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated International Equity Fund – Class A Shares	$94,147,346	6,102,779	$15.43
Reorganization costs	(84,868)
Share Adjustments		(439,776)
Federated International Leaders Fund – Class A Shares	$56,046,236	3,373,428	$16.61
Federated International Leaders Fund, Pro Forma Combined – Class A Shares	$150,108,714	9,036,431	$16.61

Federated International Equity Fund – Class B Shares	$5,687,015	419,085	$13.57
Reorganization costs	(5,126)
Share Adjustments		(58,788)
Federated International Leaders Fund – Class B Shares	$11,150,640	706,878	$15.77
Federated International Leaders Fund, Pro Forma Combined – Class B Shares	$16,832,529	1,067,175	$15.77

Federated International Equity Fund – Class C Shares	$25,145,766	1,878,631	$13.39
Reorganization costs	(22,667)
Share Adjustments		(284,526)
Federated International Leaders Fund – Class C Shares	$5,987,966	379,899	$15.76
Federated International Leaders Fund, Pro Forma Combined – Class C Shares	$31,111,065	1,974,004	$15.76

FEDERAL TAX CONSEQUENCES

As a condition to the Reorganization, International Equity Fund and International Leaders Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”),and current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and International Equity Fund and International Leaders Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•
no gain or loss will be recognized by International Leaders Fund upon its receipt of International Equity Fund’s assets in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund;

•
no gain or loss will be recognized by International Equity Fund upon transfer of its assets to International Leaders Fund in exchange for International Leaders Fund Class A Shares, Class B Shares and Class C Shares or upon the distribution of International Leaders Fund’s shares to International Equity Fund’s shareholders in exchange for their Class A Shares, Class B Shares and Class C Shares, respectively;

•
no gain or loss will be recognized by shareholders of International Equity Fund upon exchange of their Class A Shares, Class B Shares and Class C Shares for Class A Shares, Class B Shares and Class C Shares, respectively, of International Leaders Fund;

•
the aggregate tax basis of the Class A Shares, Class B Shares and Class C Shares of International Leaders Fund received by each shareholder of International Equity Fund pursuant to the Plan will be the same as the aggregate tax basis of the shares of International Equity Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of International Leaders Fund’s Class A Shares, Class B Shares and Class C Shares received by each shareholder of International Equity Fund pursuant to the Plan will include the period during which International Equity Fund Class A Shares, Class B Shares and Class C Shares, respectively, exchanged therefor were held by such shareholder, provided the shares of International Equity Fund were held as capital assets on the date of the Reorganization;

•
the tax basis of the assets of International Equity Fund acquired by International Leaders Fund will be the same as the tax basis of such assets to International Equity Fund immediately prior to the Reorganization; and

•	the holding period of International Equity Fund’s assets in the hands of International Leaders Fund will include the period during which those assets were held by International Equity Fund.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on International Leaders Fund, International Equity Fund or International Equity Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders of International Equity Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Before the Reorganization, International Equity Fund may distribute ordinary income and realized capital gains, if any, to shareholders. Please see the Tax Consequences table under “Summary-Tax Consequences” for more information.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both International Series, Inc. and Federated World Investment Series, Inc. (“World Investment Series”) (collectively “Corporations”) are open-end, management investment companies.  Both Corporations were established under the laws of the State of Maryland.  The rights of shareholders of International Equity Fund and International Leaders Fund are defined by the respective Funds’ Articles of Incorporation, as applicable, and Bylaws.  The chart below describes some of the differences between your rights as a shareholder of International Equity Fund and your rights as a shareholder of International Leaders Fund.

CATEGORY	INTERNATIONAL EQUITY FUND	INTERNATIONAL LEADERS FUND
Preemptive Rights	None	None
Preferences	None	None
Appraisal Rights	None	None
Conversion Rights	None	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None	None
Minimum Account Size	Class A Shares - $1,500 Class B Shares - $1,500 Class C Shares - $1,500	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings
Shall be called by the Secretary whenever ordered by the Chairman, any Director, or as requested in writing by shareholders entitled to cast at least 10% of the voting shares entitled to be cast at the meetings.
Same
Notice of Meetings	The Secretary shall give not less than ten nor more than 90 days' notice of the meeting.	Same

CATEGORY	INTERNATIONAL EQUITY FUND	INTERNATIONAL LEADERS FUND
Record Date For Meetings
The Board of Directors may fix in advance a date as the record date for the purpose of determining Shareholders of a Series or Class entitled to notice of or to vote at any Meeting of Shareholders or Shareholders to receive payment of any dividend.  Such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than 10 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.

The Board of Directors may fix in advance a date as the record date for the purpose of determining Shareholders entitled to notice of or to vote at any Meeting of Shareholders or Shareholders entitled to receive payment of any dividend or be allotted any other rights.  Subject to the provisions of Article I, Sections 5 and 6, with respect to adjournments, such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than l0 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.

Quorum for Meetings
The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.

Vote Required for Election of Trustees/Directors
Except as otherwise provided by law, any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of Directors may be filled by a majority of the remaining members of the Board or Directors although such majority is less than a quorum and any vacancy occurring by reason of an increase in the number of Directors may be filled by action of a majority of the entire Board of Directors.
Same
Adjournment of Meetings
In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum, as above defined, shall be present.
Same

Category	INTERNATIONAL EQUITY FUND	INTERNATIONAL LEADERS FUND
Removal of Directors by Shareholders	At any meeting of Shareholders duly called for purpose of removing a director, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.	Same
Personal Liability of Officers and Trustees/Directors
Directors and officers of the Corporation shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Director or officer, as the case may be, and for nothing else.
Same
Personal Liability of Shareholders
Under Maryland corporate law no personal liability passes through to shareholders of the fund.  Under Maryland corporate law, there is generally no shareholder liability for acts or obligations of the corporation.

Same

Category	INTERNATIONAL EQUITY FUND	INTERNATIONAL LEADERS FUND
Rights of Inspection
Under the General Laws of the State of Maryland, the by-laws and the minutes must be available for inspection by shareholders.  Maryland law provides that one or more persons who together are shareholders of at least 5% of the outstanding shares of the corporation for at least six months may inspect the Fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the Maryland Fund’s shareholders.

Same
Liquidation and Dissolution
Maryland law requires shareholder approval to dissolve a fund.  To circumvent the shareholder approval requirement, the Directors can first redeem all of the outstanding shares of the fund.  The Directors can redeem the shares without shareholder approval, and once the shares have been redeemed, the Directors can liquidate the series or class without shareholder approval.  Also, in the event that no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval.

Same
Number of Authorized Shares; Par Value	5,000,000,000 shares of common stock, par value $.0001 per share, with an aggregate par value of $500,000.	3,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $3,000,000.

INFORMATION ABOUT INTERNATIONAL EQUITY FUND AND INTERNATIONAL LEADERS FUND WHERE TO FIND ADDITIONAL INFORMATION

Information about International Equity Fund is included in its Prospectus and its SAI dated January 31, 2009, each of which is incorporated herein by reference.  Information about International Leaders Fund is included in its Prospectus and its SAI dated January 31, 2009, each of which is incorporated herein by reference.  A copy of the Prospectus for International Leaders Fund accompanies this Prospectus/Proxy Statement.  Copies of the SAI of International Leaders Fund, the Prospectus and SAI of International Equity Fund and the SAI dated August 28, 2009 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive Warrendale, PA 15086-7561.  The Prospectuses and SAIs of International Equity Fund and International Leaders Fund are also available electronically at Federated’s website at FederatedInvestors.com.

Federated World Investment Series, Inc. and International Series, Inc. are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by World Investment Series, Inc., on behalf of International Leaders Fund and by the International Series, Inc., on behalf of International Equity Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Boards of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

 Proxies are being solicited by the Equity Board.  The proxies will be voted at the special meeting of shareholders of International Equity Fund to be held at 2:00 p.m. (Eastern Time) on Wednesday, October 21, 2009, at 4000 Ericsson Drive Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the International Equity Fund.  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  International Series, Inc. may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Equity Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 2, 2009, to shareholders of record at the close of business on August 20, 2009 (the “Record Date”).

International Equity Fund’s Annual Report, which includes audited financial statements for its fiscal year ended November 30 2008, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended May 31, 2009, were previously mailed to shareholders of International Equity Fund. International Equity Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report.  Requests for Annual Reports or Semi-Annual Reports for International Equity Fund may be made by writing to the Fund’s principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive Warrendale, PA 15086-7561.  The reports are also available electronically at Federated’s website at FederatedInvestors.com.

PROXIES, QUORUM AND VOTING AT SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of International Equity Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of International Leaders Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the International Series, Inc.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of International Equity Fund must be present.  One-third of the shares entitled to vote shall constitute a quorum.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  This vote requires the lesser of (A) 67% or more of the shares of International Equity Fund present at the meeting, if the shareholders of more than 50% of the outstanding shares of International Equity Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of International Equity Fund.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal without further notice other than by announcement to be given at the meeting.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

The following table shows the amount of outstanding shares and shares entitled to vote for International Equity Fund as of the Record Date.

Share Ownership of the Fund

Issuer	Share Class	Outstanding Shares	Number of Shares Entitled to Vote
Federated International Equity Fund	Class A Shares	5,985,274	5,985,274
Federated International Equity Fund	Class B Shares	380,563	380,563
Federated International Equity Fund	Class C Shares	1,821,682	1,821,682

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of International Equity Fund:

Edward Jones & Co., Maryland Heights, MO, owned approximately 862,267 shares (14.40%);  Paychex Securities Corporation, W. Henrietta, NY, owned approximately 817,404 shares (13.65%);  Emjay Corporation, Greenwood Village, CO, owned approximately 769,864 shares (12.86%);  and MLPF&S, Jacksonville, FL, owned approximately 503,560 shares (8.41%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of International Equity Fund:

Pershing LLC, Jersey City, NJ, owned approximately 42,957 shares (11.29%);  Edward Jones & Co., Maryland Heights, MO, owned approximately 36,056 shares (9.47%);  Special Custody Account for the Exclusive Benefit of Customer, Glen Allen, VA, owned approximately 32,247 shares (8.47%);  and MLPF&S, Jacksonville, FL, owned approximately 25,752 shares (6.77%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of International Equity Fund:

MLPF&S, Jacksonville, FL, owned approximately 1,410,444 shares (77.43%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

The following table shows the amount of outstanding shares for International Leaders Fund as of the Record Date.

Share Ownership of the Fund

Issuer	Share Class	Outstanding Shares
Federated International Leaders Fund	Class A Shares	3,337,297
Federated International Leaders Fund	Class B Shares	656,278
Federated International Leaders Fund	Class C Shares	387,880

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of International Leaders Fund:

Edward Jones & Co., Maryland Heights, MO, owned approximately 1,439,678 shares (43.14%); and Pershing LLC, Jersey City, NJ, owned approximately 204,161 shares (6.12%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of International Leaders Fund:

Edward Jones & Co., Maryland Heights, MO, owned approximately 184,897 shares (28.17%); Special Custody Account for the Exclusive Benefit of Customer, Glen Allen, VA, owned approximately 109,703 shares (16.72%); and Pershing LLC, Jersey City, NJ, owned approximately 59,834 shares (9.12%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of International Leaders Fund:

Pershing LLC, Jersey City, NJ, owned approximately 51,216 shares (13.20%);  Special Custody Account for the Exclusive Benefit of Customer, Glen Allen, VA, owned approximately 48,049 shares (12.39%);  Citigroup Global Markets Inc., New York, NY, owned approximately 33,636 shares (8.67%);  Edward Jones & Co., Maryland Heights, MO, owned approximately 31,552 shares (8.13%); and MLPF&S, Jacksonville, FL, owned approximately 31,068 shares (8.01%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS

Each Fund is managed by the Adviser.  The Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a Corporation, the Directors of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as directors of the Corporations.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

International Equity Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to International Leaders Fund, Federated Investors Funds, 4000 Ericsson Drive Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of International Equity Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ John W. McGonigle
John W. McGonigle, Secretary
August 28, 2009

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 28th day of August, 2009, by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Federated Corporation”), with respect to its Federated International Leaders Fund (formerly, Federated International Value Fund) (the “Acquiring Fund”), a series of the Federated Corporation, and Federated International Series, Inc. , a  Maryland corporation with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Corporation”), with respect to its Federated International Equity Fund, a series of the Corporation (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (which offers Class A Shares, Class B Shares and Class C Shares) in exchange for shares (Class A Shares, Class B Shares and Class C Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of the Acquiring Fund Shares (Class A Shares, Class B Shares and Class C Shares) to the holders of shares of the Acquired Fund (Class A Shares, Class B Shares and Class C Shares, respectively) and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Federated Corporation and the Corporation , respectively, and the Federated Corporation and the Corporation are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of stock;

WHEREAS, the Directors of the Federated Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

 1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by multiplying (a)  the shares outstanding of each class of the Acquired Fund (the “Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of  such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund Shares will receive Class A Shares, Class B Shares or Class C Shares of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

 1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Acquired Fund Shares under this Agreement.

 The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

 1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

 1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares  will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

 1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

 1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

 1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

 1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

 1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

 2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Federated Corporation’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2           VALUATION OF SHARES.  The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Federated Corporation’s Articles of Incorporation  and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.3           SHARES TO BE ISSUED.  The number of each class of the Acquiring Fund  Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined  in accordance with paragraph 1.1.

 2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

 3.1           CLOSING DATE.  The closing shall occur on or about November 13, 2009, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

 3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

 3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

 3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES

 4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Corporation , on behalf of the Acquired Fund, represents and warrants to the Federated Corporation , on behalf of the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Maryland.

b)
The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the  Corporation’s Articles of Incorporation  or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of November 30, 2008, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of May 31, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation , for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

 4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Federated Corporation , on behalf of the Acquiring Fund, represents and warrants to the Corporation , on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Maryland.

b)
The Federated Corporation is registered as an open-end management investment company under the 1940 Act, and the Federated Corporation’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Federated  Corporation’s Articles of Incorporation  or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of November 30, 2008, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
The unaudited financial statements of the Acquiring Fund as of May 31, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Federated Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Federated Corporation , for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Federated Corporation , for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

 5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

 5.2           APPROVAL OF SHAREHOLDERS.  The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

 5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

 5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

 5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

 5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Corporation’s Treasurer.

 5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Federated Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

 5.8           On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Federated Corporation’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Corporation’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

 8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation’s Articles of Incorporation and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

 8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

 8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

 8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

 8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The expenses of the Reorganization will be paid by the International Equity Fund, the International Leaders Fund, the Adviser or its affiliates.  Reorganization expenses include expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs. International Equity Fund will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $103,000 (however, existing voluntary waivers will ultimately reduce the expenses actually borne by the International Equity Fund and because of such waivers, the expenses charged to the International Equity Fund are not estimated to result in a reduction of net asset value).  The International Leaders Fund will pay registration fees on an as incurred basis. The Adviser will pay legal, accounting and other expenses related to the Reorganization, estimated to be $40,000.  Any brokerage charges associated with the purchase or disposition of portfolio securities by the International Equity Fund prior to the Reorganization will be borne by the International Equity Fund in an amount of up to approximately $225,000.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

 10.1           The Federated Corporation, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

 10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

 This Agreement may be terminated by the mutual agreement of the Federated Corporation and the Corporation .  In addition, either the Federated Corporation or the Corporation may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Corporation  or the Federated Corporation , respectively, and notice given to the other party hereto.

 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Federated Corporation, the Corporation , or their respective Directors or officers, to the other party or its Directors or officers.

ARTICLE XII

AMENDMENTS

 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Federated Corporation as specifically authorized by their respective Board of Directors ; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED INTERNATIONAL SERIES, INC.
on behalf of its portfolio,
Federated International Equity Fund

FEDERATED WORLD INVESTMENT SERIES, INC.  on behalf of its portfolio,
Federated International Leaders Fund

Exhibit B

Management's Discussion of Fund Performance

Federated International Leaders Fund (Formerly, Federated International Value Fund)

For the one-year reporting period ended November 30, 2008, the fund’s total returns based on net asset value were (46.00)% for Class A Shares, (46.43)% for Class B Shares and (46.44)% for Class C Shares. The Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI EAFE Value), returned (48.32)%1 on a total return basis for the same period. The fund’s total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

The following discussion will focus on the performance of the fund’s Class A Shares.

MARKET OVERVIEW

Market confidence was severely shaken by bank failures in the United States and Europe, as the global financial system suffered a severe credit crisis.2 The U.S. government intervened on behalf of failing institutions including Citigroup, AIG, Freddie Mac and Fannie Mae. Further, the U.S. government took significant equity stakes in Goldman Sachs, Morgan Stanley, J.P. Morgan, Bank of America and a number of regional banks. The contagion also spread across the Atlantic where European governments were forced to save failing institutions including Fortis, Dexia, Bradford & Bingley, Glitnir, Landsbanki, Kaupthing and Hypo Real Estate. European governments also took significant equity stakes in key financial institutions including Royal Bank of Scotland, Lloyds, HBOS, UBS, Credit Suisse, Credit Agricole, BNP Paribas and Societe Generale. Despite unprecedented stimulus from Central Banks around the world, global markets continued to experience high levels of risk and volatility.

Over the course of the reporting period, investors became increasingly concerned about the possibility of a protracted global recession, as economic data continued to deteriorate. These fears, along with weakened demand in the developed world, effectively reversed the commodity surge. After climbing to record levels in the first half of the year, commodities hit an inflection point in early July and have since fallen precipitously. These price declines have eased concerns over inflation, thus allowing the world’s central banks to support financial markets by providing liquidity to the system.

At the same time, the turnaround in commodity prices mirrored the reversal of the U.S. dollar. After plunging to record lows in the first half of the year, the dollar rebounded strongly against all major foreign currencies except the Japanese yen which benefited from a flight to safety.

By region, the theory of economic decoupling quickly faded as emerging markets were hit hard by falling commodity prices. The MSCI Emerging Market Value Index3 returned (53.67)%. From a developed market perspective, Japan outperformed its western counterparts in the United States and Europe. The MSCI Japan Value Index4 was down (31.98)% while the MSCI USA Value Index5 slid (37.71)% and the MSCI Europe Value Index6 fell (52.47)%.

FUND PERFORMANCE

The fund’s positive relative performance versus its benchmark index came from strong stock selection and a relative underweight in Financials along with overweight positions in Health Care and Consumer Staples. From a regional perspective, the fund benefited from strong stock selection in the United Kingdom and Switzerland.

At the individual security level, the fund benefited most significantly from avoiding underperforming stocks within the MSCI EAFE Value including: Royal Bank of Scotland, a UK bank that lost (88.56)% during the reporting period; BP, a UK-based oil company that fell (29.64)% during the reporting period; and Toyota Motor Corp., a Japanese automaker, which was down (42.42)% during the reporting period.

The fund’s relative performance was adversely affected by its underweight positions in Energy, Utilities and Telecommunication Services. On a regional basis, relative underperformance was the result of the fund’s underweight position in Japan as well as stock selection in Hong Kong.

Stocks that held back relative performance included: Julius Baer Holdings (3.84% of net assets), a Swiss private banking and asset management firm, which fell (61.13)% during the reporting period, Bayerische Motoren Werk (BMW), a German automaker, which fell (58.02)% during the reporting period, and Transocean Ltd., the Cayman Island-domiciled offshore drilling contractor, which slid (51.29)% during the reporting period.

1    The MSCI-EAFE Value is an unmanaged free float- adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada, and comprises 21 of the 48 countries in the MSCI universe. The index is unmanaged, and investments cannot be made in an index.

2    International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

3    The MSCI Emerging Market Value Index measures the value equity market performance of 25 emerging market country indices.

4    The MSCI Japan Value Index measures the value equity market performance of Japan, and consists primarily of stocks that are traded on the Tokyo Stock Exchange.

5    The MSCI US Value Index is constructed of every listed value security in the United States. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float.

6    The MSCI Europe Value Index measures the value equity market performance of 16 developed markets in Europe.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Value Fund (Class A Shares) (the “Fund”) from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value).2

Average Annual Total Returns3 for the Period Ended 11/30/2008
1 Year	(48.98)%
5 Years	(0.16)%
10 Years	3.26%

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated International Value Fund are represented by a solid line. The MSCI-EAFE Value Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the MSCI-EAFE Value. The ‘x’ axis reflects computation periods from 11/30/98 to 11/30/08. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-EAFE Value. The ending values were $14, 593 and $12,647, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1    Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2    The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3    Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Value Fund (Class B Shares) (the “Fund”) from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value).2

Average Annual Total Returns3 for the Period Ended 11/30/2008
1 Year	(49.37)%
5 Years	(0.14)%
10 Years	3.21%

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated International Value Fund are represented by a solid line. The MSCI-EAFE Value Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the MSCI-EAFE Value. The ‘x’ axis reflects computation periods from 11/30/98 to 11/30/08. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-EAFE Value. The ending values were $13,716 and $12,647, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1    Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2    The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3    Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Value Fund (Class C Shares) (the “Fund”) from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value).2

Average Annual Total Returns3 for the Period Ended 11/30/2008
1 Year	(46.97)%
5 Years	0.22%
10 Years	3.09%

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated International Value Fund are represented by a solid line. The MSCI-EAFE Value Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the MSCI-EAFE Value. The ‘x’ axis reflects computation periods from 11/30/98 to 11/30/08. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI-EAFE Value. The ending values were $13,555 and $12,647, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1    Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2    The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3    Total returns quoted reflect all applicable contingent deferred sales charges.

Federated International Equity Fund

Class A Shares
Class B Shares
Class C Shares
(A portfolio of Federated International Series, Inc.)
Supplement to Prospectus dated January 31, 2009

1. A Special Meeting of shareholders of Federated International Equity Fund (“International Equity Fund”)will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time)on November 3, 2009.  At this meeting, shareholders will be asked to vote on the following matter:

To approve or disapprove a proposed Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which Federated International Leaders Fund (formerly, Federated International Value Fund) (“International Leaders Fund”), a portfolio of Federated World Investment Series, Inc., would acquire the assets of International Equity Fund in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund to be distributed pro rata by International Equity Fund in complete liquidation and termination of International Equity Fund. If approved, the Reorganization would result in shareholders of International Equity Fund receiving shares in the International Leaders Fund in exchange for their shares in the International Equity Fund.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

              If approved by shareholders, this Reorganization will take effect on or about November 13, 2009.
              Shareholders will be notified if the Reorganization is not approved.

              Please keep this supplement for your records.

August 28, 2009

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309
41066 (8/09)

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 28, 2009

Acquisition of the assets of

Federated International Equity Fund (“International Equity Fund”)
A portfolio of FEDERATED INTERNATIONAL SERIES, INC.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No:  1-800-245-5000

By and in exchange for Class A, Class B Shares and Class C Shares of
FEDERATED INTERNATIONAL LEADERS FUND
(formerly, Federated International Value Fund)
a portfolio of Federated World Investment Series, Inc.

This Statement of Additional Information, dated August 28, 2009, is not a prospectus.  A Prospectus/Proxy Statement dated August 28, 2009, related to the above-referenced matter may be obtained from the Federated World Investment Series, Inc., on behalf of FEDERATED INTERNATIONAL LEADERS FUND, by writing or calling the Federated World Investment Series, Inc. at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of the Federated International Equity Fund, dated January 31, 2009.

2.	Statement of Additional Information of the Federated International Leaders Fund, dated January 31, 2009.

3.	Audited Financial Statements of the Federated International Equity Fund, dated November 30, 2008.

4.	Audited Financial Statements of the Federated International Leaders Fund, dated November 30, 2008.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of the Federated International Equity Fund, dated January 31, 2009, is incorporated by reference to the Federated International Series, Inc.’s Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A (File No. 2-91776), which was filed with the Securities and Exchange Commission on or about January 29, 2009.

The Statement of Additional Information of the Federated International Leaders Fund dated January 31, 2009, is incorporated by reference to Federated World Investment Series, Inc.’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A (File No. 33-52149 ), which was filed with the Securities and Exchange Commission on or about January 29, 2009.

A copy of the foregoing Statements of Additional Information of the Funds may be obtained from Federated World Investment Series, Inc. at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling 1-800-341-7400.

The audited financial statements of the Federated International Equity Fund, dated November 30, 2008, are incorporated by reference to the Annual Report to shareholders of the Federated International Equity Fund which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about January 29, 2009.

The audited financial statements of Federated International Leaders Fund, dated November 30, 2008, are incorporated by reference to the Annual Report to shareholders of Federated World Investment Series, Inc., which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about January 28, 2009.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED MAY 31, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combined Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated International Equity Fund and Federated International Leaders Fund (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended May 31, 2009.  Federated International Equity Fund,  (the “Acquired Fund”) will be reorganized into Federated International Leaders Fund  (the “Acquiring Fund”) as of the close of business on or about November 13, 2009.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from June 1, 2008 to May 31, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated International Equity Fund for Class A Shares, Class B Shares and Class C Shares of Federated International Leaders Fund, respectively. Under generally accepted accounting principles, Federated International Leaders Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Federated International Equity Fund
Federated International Leaders Fund
Pro Forma Combined Portfolio of Investments
May 31, 2009 (unaudited)

Federated	Federated	Federated International		Federated	Federated	Federated International
International	International	Leaders Fund		International	International	Leaders Fund
Equity	Leaders	Pro Forma		Equity	Leaders	Pro Forma
Fund	Fund	Combined		Fund	Fund	Combined

Shares				Value in U.S. Dollars
COMMON STOCKS – 97.0%
Automobiles & Components - 3.2%
0	64,282	64,282	Bayerische Motoren Werke AG	0	$2,316,775	$2,316,775
59,300	49,579	108,879	Daimler AG	2,174,862	1,818,338	3,993,200
			TOTAL	2,174,862	4,135,113	6,309,975
Banks - 8.9%
0	33,544	33,544	BNP Paribas SA	0	2,332,098	2,332,098
0	158,423	158,423	Banco Santander Central Hispano, SA	0	1,708,016	1,708,016
0	147,300	147,300	(1) Bangkok Bank Public Co., Ltd.	0	392,731	392,731
347,149	433,854	781,003	HSBC Holdings PLC	3,170,382	3,903,136	7,073,518
27,400	0	27,400	(2) Societe Generale, Paris	1,600,329	0	1,600,329
176,000	99,000	275,000	United Overseas Bank Ltd.	1,741,245	979,451	2,720,696
155,000	56,000	211,000	Wing Hang Bank Ltd.	1,397,930	505,058	1,902,988
			TOTAL	7,909,886	9,820,490	17,730,376
Capital Goods - 8.8%
216,400	0	216,400	ABB Ltd.	3,566,555	0	3,566,555
29,300	0	29,300	(1) Alstom	1,861,204	0	1,861,204
146,000	85,000	231,000	Assa Abloy AB, Class B	1,927,927	1,122,423	3,050,350
126,600	0	126,600	Finmeccanica SpA	1,793,248	0	1,793,248
90,400	69,800	160,200	Ingersoll-Rand Co. Ltd., Class A	1,828,792	1,412,054	3,240,846
155,800	0	155,800	Komatsu Ltd.	2,275,666	0	2,275,666
140,300	0	140,300	Smiths Group PLC	1,653,426	0	1,653,426
			TOTAL	14,906,818	2,534,477	17,441,295
Commercial & Professional Services - 3.5%
0	67,142	67,142	Adecco SA	0	2,929,752	2,929,752
0	459,936	459,936	Michael Page International PLC	0	1,916,859	1,916,859
325,500	0	325,500	Serco Group PLC	2,128,875	0	2,128,875
			TOTAL	2,128,875	4,846,611	6,975,486
Consumer Durables & Apparel - 3.0%
0	81,462	81,462	Compagnie Financiere Richemont AG	0	1,783,263	1,783,263
107,000	0	107,000	Panasonic Corp.	1,543,119	0	1,543,119
0	6,511	6,511	Swatch Group AG, Class B	0	1,085,292	1,085,292
0	25,700	25,700	Tod's SpA	0	1,454,002	1,454,002
			TOTAL	1,543,119	4,322,557	5,865,676
Consumer Services - 1.2%
0	29,254	29,254	Accor SA	0	1,301,792	1,301,792
0	92,115	92,115	InterContinental Hotels Group PLC	0	981,422	981,422
			TOTAL	0	2,283,214	2,283,214
Diversified Financials - 11.8%
0	68,152	68,152	Credit Suisse Group AG	0	3,049,885	3,049,885
23,200	0	23,200	(2) Deutsche Boerse AG	2,025,600	0	2,025,600
100,876	171,429	272,305	Invesco Ltd.	1,578,709	2,682,864	4,261,573
169,900	0	169,900	Honk Kong Exchanges & Clearing Ltd.	2,637,275	0	2,637,275
0	76,120	76,120	Janus Capital Group, Inc.	0	771,857	771,857
0	81,456	81,456	Julius Baer Holding Ltd., Zurich, Class B	0	3,470,704	3,470,704
0	162,600	162,600	Schroders PLC	0	2,293,934	2,293,934
429,000	0	429,000	Singapore Exchange Ltd.	2,187,313	0	2,187,313
114,900	60,810	175,710	UBS AG	1,737,118	919,357	2,656,475
			TOTAL	10,166,015	13,188,601	23,354,616

Energy - 10.0%
110,400	0	110,400	ENI SpA	2,672,534	0	2,672,534
173,395	0	173,395	(2) Galp Energia SA	2,731,432	0	2,731,432
34,900	0	34,900	Gazprom, GDR	819,797	0	819,797
127,500	0	127,500	Nexen, Inc.	3,123,998	0	3,123,998
76,900	0	76,900	(1) Petroleo Brasileiro SA, ADR	2,689,193	0	2,689,193
178,900	0	178,900	Talisman Energy, Inc.	2,902,055	0	2,902,055
0	37,600	37,600	(1) Transocean Sedco Forex, Inc.	0	1,792,392	1,792,392
123,500	26,341	149,841	(1) Wellstream Holdings PLC	1,053,693	2,093,583	3,147,276
			TOTAL	15,992,702	3,885,975	19,878,677

Food, Beverage & Tobacco - 10.3%
65,400	0	65,400	British American Tobacco PLC	1,786,503	0	1,786,503
10,800	0	10,800	Bunge Ltd.	683,316	0	683,316
0	222,908	222,908	Cadbury Schweppes PLC	0	1,948,355	1,948,355
27,200	0	27,200	Danone	1,355,297	0	1,355,297
45,000	156,097	201,097	Diageo PLC	614,299	2,130,895	2,745,194
135,900	0	135,900	Imperial Tobacco Group PLC	3,532,241	0	3,532,241
686	0	686	Japan Tobacco, Inc.	1,982,610	0	1,982,610
69,000	42,498	111,498	Nestle SA	2,507,356	1,544,313	4,051,669
0	13,485	13,485	Pernod-Ricard	0	842,806	842,806
58,500	0	58,500	Unilever NV	1,402,555	0	1,402,555
			TOTAL	13,864,177	6,466,369	20,330,546

Household & Personal Products - 0.5%
0	13,500	13,500	L'Oreal SA	0	1,067,346	1,067,346

Health Care Equipment & Services - 0.7%
13,500	0	13,500	Alcon, Inc.	1,464,750	0	1,464,750

Insurance - 1.4%
0	58,118	58,118	AXA	0	1,275,601	1,275,601
0	56,714	56,714	Sun Life Financial Services of Canada	0	1,496,115	1,496,115
			TOTAL	0	2,771,716	2,771,716

Materials - 9.8%
0	45,310	45,310	Akzo Nobel NV	0	2,111,751	2,111,751
85,100	0	85,100	ArcelorMittal	2,835,549	0	2,835,549
65,000	0	65,000	BHP Billiton Ltd.	1,826,121	0	1,826,121
0	2,150	2,150	Givaudan SA	0	1,411,370	1,411,370
29,400	0	29,400	K&S AG	2,189,131	0	2,189,131
27,800	0	27,800	Potash Corp. of Saskatchewan, Inc.	3,220,352	0	3,220,352
144,700	0	144,700	Vale SA, ADR'	2,348,481	0	2,348,481
103,350	0	103,350	Yara International ASA	3,406,927	0	3,406,927
			TOTAL	15,826,561	3,523,121	19,349,682

Media - 4.8%
0	41,300	41,300	Asatsu, Inc.	0	834,706	834,706
131,200	161,600	292,800	Grupo Televisa SA, GDR	2,332,736	2,873,248	5,205,984
194,200	0	194,200	Reed Elsevier PLC	1,576,493	0	1,576,493
0	249,752	249,752	WPP PLC	0	1,870,180	1,870,180
			TOTAL	3,909,229	5,578,134	9,487,363

Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
29,300	0	29,300	(1) Actelion Ltd.	1,515,776	0	1,515,776
31,300	0	31,300	Bayer AG	1,782,274	0	1,782,274
67,900	0	67,900	CSL Ltd.	1,590,030	0	1,590,030
57,600	0	57,600	(2) Grifols SA	1,038,805	0	1,038,805
19,000	0	19,000	Merck KGAA	1,829,501	0	1,829,501
10,500	0	10,500	Novo Nordisk, Class B	546,767	0	546,767
59,600	0	59,600	(1)(2) Qiagen NV	1,048,960	0	1,048,960
20,200	0	20,200	Roche Holding AG	2,756,522	0	2,756,522
40,200	0	40,200	Teva Pharmaceutical Industries, Ltd., ADR	1,863,672	0	1,863,672
			TOTAL	13,972,307	0	13,972,307

Real Estate - 4.4%
295,000	220,000	515,000	City Developments Ltd.	1,934,432	1,442,627	3,377,059
0	266,900	266,900	(1) Hang Lung Properties Ltd.	0	892,459	892,459
205,000	147,086	352,086	Sun Hung Kai Properties	2,561,065	1,837,545	4,398,610
			TOTAL	4,495,497	4,172,631	8,668,128

Retailing - 1.7%
0	76,269	76,269	Signet Jewelers Ltd.	0	1,372,079	1,372,079
35,600	0	35,600	Yamada Denki	2,038,716	0	2,038,716
			TOTAL	2,038,716	1,372,079	3,410,795

Semiconductor & Semiconductor Equipment - 2.2%
105,800	0	105,800	ASML Lithography Holding NV	2,182,717	0	2,182,717
193,200	0	193,200	Taiwan Semiconductor Manufacturing Co., ADR	2,113,608	0	2,113,608
			TOTAL	4,296,325	0	4,296,325

Software & Services - 0.6%
29,000	0	29,000	(2) SAP AG	1,248,461	0	1,248,461

Technology Hardware & Equipment - 1.4%
122,200	0	122,200	HTC Corp.	1,980,504	0	1,980,504
12,800	0	12,800	Nidec Corp.	736,059	0	736,059
			TOTAL	2,716,563	0	2,716,563

Telecommunication Services - 0.6%
581,000	0	581,000	Vodafone Group PLC	1,093,381	0	1,093,381

Transportation - 1.2%
0	70,800	70,800	Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	0	2,461,716	2,461,716
			TOTAL COMMON STOCKS (Identified Cost $184,717,325)	119,748,244	72,430,150	192,178,394
PREFERRED STOCKS – 1.9%
Banks - 1.3%
150,900	0	150,900	Banco Itau Holding Financeira PN, Pfd. R$0.144 Annual Dividend	2,446,488	0	2,446,488

Health Care Equipment & Services - 0.6%
21,600	0	21,600	Fresenius SE, Pfd., $0.067 Annual Dividend	1,236,339	0	1,236,339
			TOTAL PREFERRED STOCKS (Identified Cost $3,385,790)	3,682,827	0	3,682,827

MUTUAL FUND - 5.2%
10,091,972	271,064	10,363,274	(3)(4)(5) Prime Value Obligations Fund, Institutional Shares, 0.87% (AT NET ASSET VALUE)	10,091,972	271,064	10,363,036
			Total Investments (Identified Cost $198,466,389 - 104.1%)	133,523,043	72,701,214	206,224,257
			Other Assets and Liabilities - (4.1)%(6)	(8,542,916)	483,628	(8,059,288)
			Total Net Assets - 100%	$124,980,127	$73,184,842	$198,164,969

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2009.
It is anticipated that Federated International Equity Fund may dispose of its portfolio securities prior to the Reorganization. The exact securities that will need to be disposed will not be known until closer to the Reorganization.

At May 31, 2009, Federated International Equity Fund had the following outstanding foreign exchange contracts:

			Foreign Currency	In Exchange	Contacts	Unrealized
	Settlement Date		Units to Receive	For	at Value	Depreciation
	Contract Sold:
	06/01/2009		181,324 Pound Sterling	$ 288,341	$ 293,073	$ (4,732)
	06/02/2009		427,394 Swiss Franc	$ 392,681	$ 400,257	$ (7,576)
	Unrealized Depreciation on Foreign Exchange Contracts					$ (12,308)

Net Unrealized Depreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities - Net".

(1) Non income producing

(2) With respect to Federated International Equity Fund, all or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

(3) Affiliated company.

(4) 7-Day net yield.

(5) All or a portion of this security is held as collateral for securities lending.

(6) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Various inputs are used in determining the value of each funds' investments. These inputs are summarized in the three broad levels listed below:

	Level 1 - quoted prices in active markets for identical securities
	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
	Level 3 - significant unobservable inputs (including each fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2009, in valuing each fund's assets carried at fair value:

Fund				Valuation Inputs
				Level 1	Level 2	Level 3	Total
Federated International Equity Fund
Investments in Securities				$39,737,083	$93,785,960	$ 0	$133,523,043
Other Financial Instruments*				$ (12,308)	$ 0	$ 0	$ (12,308)

Federated International Leaders Fund
Investments in Securities				$17,226,972	$55,474,242	$ 0	$72,701,214
Other Financial Instruments				$ 0	$ 0	$ 0	$ 0

Federated International Leaders Fund, Pro Forma Combined
Investments in Securities				$56,964,055	$149,260,202	$ 0	$206,224,257
Other Financial Instruments*				$ (12,308)	$ 0	$ 0	$ (12,308)

* Other Financial Instruments include foreign exchange contracts.

Federated International Equity Fund
Federated International Leaders Fund
Pro Forma Combined Statements of Assets & Liabilities
May 31, 2009 (unaudited)

				Federated
				International
	Federated	Federated		Leaders
	International	International		Fund
	Equity	Leaders	Pro Forma	Proforma
	Fund	Fund	Adjustment	Combined
Assets:
Investments in securities, at value	$133,523,043	$72,701,214	$0	$206,224,257
Cash	15,479	124	0	15,603
Cash denominated in foreign currencies (identified cost $125,768 and $62,463, respectively)	127,241	63,515	0	190,756
Income receivable	919,549	617,812	0	1,537,361
Receivable for investments sold	693,330	0	0	693,330
Receivable for shares sold	53,835	205,011	0	258,846
Total assets	135,332,477	73,587,676	0	208,920,153
Liabilities:
Payable for investments purchased	949,867	0	0	949,867
Payable for shares redeemed	62,187	257,386	0	319,573
Payable for collateral due to broker for securities lending	9,079,937	0	0	9,079,937
Payable for foreign exchange contracts	12,308	0	0	12,308
Payable for custodian fees	26,607	12,813	0	39,420
Payable for transfer and dividend disbursing agent fees and expenses	121,744	60,611	0	182,355
Payable for Directors'/Trustees' fees	1,301	325	0	1,626
Payable for auditing fees	13,209	13,210	0	26,419
Payable for distribution services fees	18,499	10,352	0	28,851
Payable for shareholder services fees	24,491	19,260	0	43,751
Payable for share registration costs	17,105	18,702	0	35,807
Accrued expenses	25,095	10,175	0	35,270
Total liabilities	10,352,350	402,834	0	10,755,184
Net Assets	$124,980,127	$73,184,842	$0	$198,164,969
Net Assets Consists of:
Paid-in capital	$272,675,177	$86,740,779	$0	359,415,956
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	5,310,124	2,500,483	0	7,810,607
Accumulated net realized loss on investments and foreign currency transactions, futures contracts and swap contracts	(153,836,607)	(16,945,171)	0	(170,781,778)
Undistributed net investment income	831,433	888,751	0	1,720,184
Total Net Assets	$124,980,127	$73,184,842	$0	$198,164,969

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Class A Shares:
Net Assets	$ 94,147,346	$ 56,046,236	$ 0	$ 150,193,582
Shares Outstanding	6,102,779	3,373,428	(434,667)	(a) 9,041,540
Shares Authorized	500,000,000	100,000,000		100,000,000
Net Asset Value Per Share	$15.43	$16.61		$16.61
Offering Price Per Share *	$16.33	$17.58		$17.58
Redemption Proceeds Per Share **	$15.12	$16.28		$16.28

Class B Shares:
Net Assets	$ 5,687,015	$ 11,150,640	$ 0	$ 16,837,655
Shares Outstanding	419,085	706,878	(58,463)	(a) 1,067,500
Shares Authorized	500,000,000	100,000,000		100,000,000
Net Asset Value Per Share	$13.57	$15.77		$15.77
Offering Price Per Share	$13.57	$15.77		$15.77
Redemption Proceeds Per Share ***	$12.55	$14.59		$14.59

Class C Shares:
Net Assets	$ 25,145,766	$ 5,987,966	$ 0	$ 31,133,732
Shares Outstanding	1,878,631	379,899	(283,087)	(a) 1,975,443
Shares Authorized	500,000,000	100,000,000		100,000,000
Net Asset Value Per Share	$13.39	$15.76		$15.76
Offering Price Per Share	$13.39	$15.76		$15.76
Redemption Proceeds Per Share ****	$12.99	$15.29		$15.29

Investments, at identified cost	$128,251,917	$70,214,234	$0	$198,466,151
Investments in affiliated issuers	$10,091,972	$271,064	$0	$10,363,036
Investments in securities loaned	$8,952,768	-	$0	$8,952,768

* Computation of offering price per share 100/94.50 of net asset value.
** Computation of redemption price per share 98/100 of net asset value.
*** Computation of redemption price per share 92.5/100 of net asset value.
**** Computation of redemption price per share 97/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.
Federated International Equity Fund
Federated International Leaders Fund
Pro Forma Combined Statements of Operations
May 31, 2009 (unaudited)

	Federated	Federated		Federated International
	International	International		Leaders Fund
	Equity	Leaders	Pro Forma	Proforma
	Fund	Fund	Adjustment	Combined
Investment Income:
Dividends (including $78,983 and $14,073 received from affiliated issuers)	$3,336,590	* $2,696,151	** $0	$6,032,741
Interest	187,271	3,101	0	190,372
Total Investment Income:	3,523,861	2,699,252	0	6,223,113
Expenses:
Investment adviser fee	1,388,960	879,986	0	2,268,946
Administrative personnel and services fee	230,000	230,000	(230,000)	(a) 230,000
Custodian fees	84,419	40,878	(19,037)	(b) 106,260
Transfer and dividend disbursing agent fees and expenses	571,008	310,124	(68,929)	(c) 812,203
Directors'/Trustees' fees	7,701	5,222	(444)	(d) 12,479
Auditing fees	28,809	28,809	(29,518)	(e) 28,100
Legal fees	9,298	10,415	(10,450)	(f) 9,263
Portfolio accounting fees	66,557	62,562	(63,628)	(g) 65,491
Distribution services fee - Class B Shares	65,412	124,430	0	189,842
Distribution services fee - Class C Shares	221,824	51,543	0	273,367
Shareholder services fee - Class A Shares	235,852	160,217	7,055	(h) 403,124
Shareholder services fee - Class B Shares	21,805	41,477	0	63,282
Shareholder services fee - Class C Shares	72,753	16,912	0	89,665
Account administration fee- Class A Shares	7,832	654	0	8,486
Account administration fee- Class C Shares	1,102	65	0	1,167
Share registration costs	42,952	43,103	(42,555)	(i) 43,500
Printing and postage	49,162	41,943	(15,273)	(j) 75,832
Insurance premiums	2,674	3,095	(1,077)	(k) 4,692
Taxes	11,607	6,359	(6,292)	(l) 11,674
Miscellaneous	49,557	4,468	(47,980)	(m) 6,045
Total Expenses	3,169,284	2,062,262	(528,128)	4,703,418
Waivers and Reimbursements--
Waiver/reimbursement of investment adviser fee	(170,008)	(355,706)	87,746	(n) (437,968)
Waiver of administrative personnel and services fee	(49,712)	(44,059)	50,328	(o) (43,443)
Total Waivers and Reimbursements	(219,720)	(399,765)	138,074	(481,411)
Net Expenses	2,949,564	1,662,497	(390,054)	4,222,007
Net investment income	$574,297	$1,036,755	$390,054	$2,001,106
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including foreign taxes withheld of $0 and $8,154, respectively)	(76,388,686)	(9,231,707)	0	(85,620,393)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(10,359,254)	(38,340,854)	0	(48,700,108)
Net realized and unrealized loss on investments and foreign currency transactions	(86,747,940)	(47,572,561)	0	(134,320,501)
Change in net assets resulting from operations	($86,173,643)	($46,535,806)	$390,054	($132,319,395)

* Net of foreign taxes withheld of $370,398
** Net of foreign taxes withheld of $145,851

(See Notes to Pro Forma Financial Statements)

Federated International Equity Fund
Federated International Leaders Fund
Notes to Pro Forma Financial Statements
For the Period Ended May 31, 2009 (unaudited)

Note 1. Description of the Funds

Federated International Equity Fund, a series of Federated International Series, Inc., is registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company.  Federated International Equity Fund consists of three classes of shares: Class A Shares, Class B Shares, and Class C Shares.  Federated International Leaders Fund, a series of Federated World Investment Series, Inc., is registered under the Act as an open-end, management investment company.   Federated International Leaders Fund consists of three classes of shares: Class A Shares, Class B Shares, and Class C Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combined Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated International Equity Fund  and Federated International Leaders Fund (individually referred to as the “Fund”, or collectively as the “Funds”), for the year ended May 31, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated International Equity Fund and Federated International Leaders Fund , which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares, and Class C Shares of Federated International Equity Fund, for Class A Shares, Class B Shares, and Class C Shares of Federated International Leaders Fund, respectively.  Under generally accepted accounting principles, Federated International Leaders Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended May 31, 2009, Federated International Equity Fund and Federated International Leaders Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.00%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. will pay the direct expenses and all the indirect expenses of the Reorganization.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Directors.

Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares, Class B Shares, and Class C Shares net asset value per share assumes the issuance of  5,668,112 Class A Shares,  360,622 Class B Shares and  1,595,544 Class C Shares of Federated International Leaders Fund in exchange for 6,102,779 Class A Shares, 419,085 Class B Shares, 1,878,631 Class C Shares of Federated International Equity Fund, respectively, which would have been outstanding at May 31, 2009 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated International Leaders Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.  Federated International Leaders Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes”.   As of and during the year ended May 31, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of May 31, 2009, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Pro Forma Adjustments

(a)
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the Fund.  The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  Under a similar plan, FAS provides The Funds with certain administrative personnel and services necessary to operate each Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of Federated International Leaders Fund Pro Forma Combined average daily net assets.  Federated International Leaders Fund Pro Forma Combined would be charging the minimum fee for administrative personnel and services for a Fund with three classes.

(b)	Adjustment to reflect custodian fees based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(c)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(d)	Adjustment to reflect Directors’/Trustees fees based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(e)	Adjustment to reflect auditing fees based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(f)	Adjustment to reflect legal fees based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(g)	Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(h)	Adjustment to reflect shareholder services fees resulting from the exchange of Class A Shares of Federated International Equity Fund for Class A Shares of Federated International Leaders Fund.

(i)	Adjustment to reflect share registration costs based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(j)	Adjustment to reflect printing and postage costs based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(k)	Adjustment to reflect insurance premiums based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(l)	Adjustment to reflect taxes based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(m)	Adjustment to reflect miscellaneous expenses based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(n)	Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of the Federated International Leaders Pro Forma Combined Fund.

(o)	Adjustment to reflect the voluntary waiver of administrative personnel and services fee on the average daily net assets of the Federated International Leaders Pro Forma Combined Fund.

FEDERATED INTERNATIONAL SERIES, INC. FEDERATED INTERNATIONAL EQUITY FUND

 Prospectus/Proxy Statement - Please Vote Today!

VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!

Federated International Equity Fund, a portfolio of the Federated International Series, Inc., will hold a special meeting of shareholders of Federated International Equity Fund  on November 3, 2009.  It is important for you to vote on the issue described in this Prospectus/Proxy Statement.  We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

What is the proposal?
A proposed Reorganization whereby Federated International Equity Fund would transfer all of its assets to Federated International Leaders Fund (formerly Federated International Value Fund) in exchange for shares of Federated International Leaders Fund. If the proposal is approved, shareholders of Federated International Equity Fund would have their shares exchanged for shares of Federated International Leaders Fund.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one included in this Prospectus/Proxy Statement.  You have a right to vote on the proposed change and we encourage you to do so.

Why is the Reorganization being proposed?
The Board of Directors of Federated International Series, Inc. believes that the Reorganization is in the best interest of Federated International Equity Fund and its shareholders. A summary of the reasons for the proposal can be found in the Prospectus/Proxy Statement.  The Board of Directors considered the following in approving the Reorganization:

•	The Federated International Equity Fund and the Federated International Leaders Fund’s investment objectives are generally comparable with one another.
•
The Federated International Leaders Fund’s net expenses, which take into account voluntary fee waivers, are lower (though International Leaders Fund’s gross expenses, which do not take into account voluntary fee waivers, are higher than the gross expenses of International Equity Fund) than those of the Federated International Equity Fund.

•	Shareholders will continue to be invested in a diversified international equity portfolio.

How will the Reorganization affect my investment?
•
The cash value of your investment will not change.  You will receive Class A, Class B or Class C shares of Federated International Leaders Fund with a total dollar value equal to the total dollar value of the Federated International Equity Fund shares that you own at the time of the Reorganization.

•
If you hold Class B or C shares, you will receive credit for the amount of time you held your shares for purposes of the contingent deferred sales charge holding period on the Class B or C Shares of Federated International Leaders Fund that  you will receive.

•	You will not incur a sales charge as a result of shares received in the Reorganization.
•	The Reorganization is expected to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

How do I vote my shares?
There are several methods in which you can cast your vote.

•	You may vote by telephone through the Voice Response Unit (VRU) or through the internet. Please refer to your ballot for the appropriate toll-free telephone number and internet address.

•	You may vote in person at the meeting or complete and return the enclosed proxy card. If you sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

If you choose not to vote, you may be contacted to vote by phone or by a reminder mailing.  To avoid additional costs, please vote early.

What should I do in connection with the Reorganization?
You need not and should not do anything for the Reorganization except vote your shares today.  If approved, the Reorganization will take place automatically, and your Federated International Equity Fund shares will automatically be exchanged for Federated International Leaders Fund shares. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund’s portfolio.

Whom do I call if I have questions about this Prospectus/Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Directors has unanimously approved this proposal.  The Board of Directors recommends that you read the enclosed materials carefully and vote FOR the proposal.

[Missing Graphic Reference]

Federated International Series, Inc.
FEDERATED INTERNATIONAL EQUITY FUND
Proxy for Special Meeting of Shareholders – November 3, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of Federated International Equity Fund, a portfolio of Federated International Series, Inc. (the “Corporation”), hereby appoints each of Todd Zerega, Catherine Ryan, Terri Kerr, Erin Dugan and Shannon McDowell, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of Federated International Equity Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 3, 2009, at the principal executive offices of the Corporation at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

Registration here
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

Federated International Equity Fund

Proxy for Special Meeting of Shareholders – November 3, 2009

Vote by Phone, by Mail or Internet!

CALL:
To vote your proxy by phone, call 1-866-416-0559 and provide the proxy ID number on the bottom of the reverse side of this proxy card.  Representatives are available to assist you Monday – Friday 9 a.m. to 10 p.m. Eastern Time.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TO VOTE BY INTERNET:
1) Read the Proxy Statement and have the proxy card below at hand.
2)Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

Please sign this proxy exactly as your name appears on the books of the Corporation.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

FEDERATED INTERNATIONAL EQUITY FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote “for” the proposal.

FOLD HERE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]

FOR	AGAINST	ABSTAIN
PROPOSAL 1.    To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., would acquire all of the assets of Federated International Equity Fund, a portfolio of Federated International Series, Inc., in exchange for Class A Shares, Class B Shares and Class C Shares, to be distributed pro rata by Federated International Equity Fund to its shareholders, in complete termination and liquidation of Federated International Equity Fund. If approved, the Reorganization would result in shareholders of International Equity Fund receiving shares in the International Leaders Fund in exchange for their shares in the International Equity Fund.

□	□	□

(BARCODE HERE)                                                                              (PROXY ID HERE)                                                                                     (CUSIP HERE)